2001

                                 SEMIANNUAL REPORT

                                July 31, 2001


                                [GRAPHIC OMITTED]


                               TD Waterhouse Trust

                          Eight Portfolios to choose from:


                         o TD Waterhouse Bond Index Fund

                         o TD Waterhouse Dow 30 Fund

                         o TD Waterhouse 500 Index Fund

                         o TD Waterhouse Extended Market Index Fund

                         o TD Waterhouse Asian Index Fund

                         o TD Waterhouse European Index Fund

                         o TD Waterhouse Technology Fund

                         o TD Waterhouse Tax Managed Growth Fund


                                     [LOGO]


(C)2001 TD Waterhouse  Investor  Services,  Inc.  Member  NYSE/SIPC.
        All rights reserved.


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                                            TD WATERHOUSE TRUST
                                    BOARD OF TRUSTEES AND EXECUTIVE OFFICERS


       TRUSTEES                                                                           EXECUTIVE OFFICERS
       GEORGE F. STAUDTER                        CAROLYN B. LEWIS                         GEORGE A. RIO*
       Director of Koger Equity, Inc.            President of                             President, Treasurer
       Independent Financial Consultant          The CBL Group                            and Chief Financial Officer

       RICHARD W. DALRYMPLE                      LAWRENCE J. TOAL                         CHRISTOPHER J. KELLEY*
       President of Teamwork                     President and CEO of                     Vice President and Secretary
       Management, Inc.                          Dime Bancorp, Inc.

       *Affiliated person of the Distributor



                                         TD WATERHOUSE ASSET MANAGEMENT, INC.
                                       BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


       DIRECTORS
       LAWRENCE M. WATERHOUSE, JR.               FRANK J. PETRILLI                        RICHARD H. NEIMAN
       Chairman                                  Chairman, President and                  Executive Vice President,
       TD Waterhouse Holdings, Inc.              Chief Executive Officer                  General Counsel and Secretary


       SENIOR OFFICERS
       DAVID A. HARTMAN                          B. KEVIN STERNS                          MICHELE R. TEICHNER
       Senior Vice President                     Executive Vice President                 Senior Vice President
       Chief Investment Officer                  Chief Financial Officer & Treasurer      Compliance, Administration
                                                                                          & Operations


                                                 SERVICE PROVIDERS


                  INVESTMENT MANAGER                         TRANSFER AGENT                     INDEPENDENT AUDITORS
          TD Waterhouse Asset Management, Inc.      National Investor Services Corp.              Ernst & Young LLP
                    100 Wall Street                          55 Water Street                     787 Seventh Avenue
                  New York, NY 10005                       New York, NY 10041                    New York, NY 10019

                    ADMINISTRATOR &                             CUSTODIAN                           LEGAL COUNSEL
                 SHAREHOLDER SERVICING                    The Bank of New York                 Shearman & Sterling
         TD Waterhouse Investor Services, Inc.              100 Church Street                   599 Lexington Avenue
                    100 Wall Street                        New York, NY 10286                    New York, NY 10022
                  New York, NY 10005
              Customer Service Department                      DISTRIBUTOR                  INDEPENDENT TRUSTEES COUNSEL
                    1-800-934-4448                       Funds Distributor, Inc.               Willkie Farr & Gallagher
                                                             60 State Street                     787 Seventh Avenue
                                                            Boston, MA 02109                     New York, NY 10019


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                              TD WATERHOUSE TRUST

DEAR SHAREHOLDER:

We are deeply saddened by the tragic events of September 11th. Our prayers and thoughts are with the victims and their families. We also are in awe of the incredible efforts of all those involved in the rescue efforts.

In light of these tragic events, I would like to take this opportunity to reassure you that we remain at your service. As always, you can call 1-800-934-4448 to speak with an Account Officer 24 hours a day, 7 days a week about any questions you may have.

With that in mind, we wish to provide you with the semiannual report for the TD Waterhouse Trust (the "Trust") for the period ended July 31, 2001. The Trust includes the TD Waterhouse Bond Index Fund, TD Waterhouse Dow 30 Fund, TD
Waterhouse 500 Index Fund, TD Waterhouse Extended Market Index Fund, TD Waterhouse Asian Index Fund, TD Waterhouse European Index Fund, TD Waterhouse Technology Fund and TD Waterhouse Tax Managed Growth Fund. Our Family of Funds is designed to offer you a wide range of investment options to build a diversified portfolio - a strategy we believe important for successful long-term investing.

MARKET REVIEW

The volatility that continued to mark global equity markets during the first six months of this fiscal year furthers the argument for a balanced and diversified approach to investing. While equity markets struggled under the weight of weak economic data and poor corporate earnings, bonds gained on the back of this disappointing news and the subsequent reduction in interest rates aimed at combatting it.

Indeed, major central banks have reduced short-term interest rates this year in an effort to curb the economic slowdown spreading around the world. Leading the way was the Federal Reserve Open Market Committee ("Federal Reserve"), which cut interest rates seven times up to August for a total of 3.0 percentage points.

Uncertainty about the health of the U.S. economy, and by extension the global economy, intensified following the recent attacks on the World Trade Center and the Pentagon. In response, the Federal Reserve and central banks in Europe and Canada were quick to cut interest rates by another half percentage point. It was feared that the attacks and expected military retaliation would erode business and consumer confidence further, deepening the current slowdown and delaying any recovery.

Concern about slowing economic growth had already been mounting, as the U.S. economy expanded at a much slower pace during the second quarter of this year, growing at a rate of just 0.2%. A plunge in business investment in the second quarter was a major drag on economic activity. Meanwhile, a report showed consumer confidence had fallen to an eight-year low before the attacks. Consumers could become even more uneasy if, as anticipated, unemployment continues to rise in the third quarter and the deceleration of personal income gains becomes more pronounced.

One of the few relative bright spots is inflation - or the relative lack of it - as it remains contained. This will give the Federal Reserve the leeway to trim rates more down the road if deemed necessary.

In view of this year's investment environment, most of the Funds performed well relative to their benchmarks during the first half of this fiscal year.

TD WATERHOUSE BOND INDEX FUND

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Brothers Aggregate Bond Index ("Lehman Index"). The Lehman Index measures the overall performance of a broad representation of investment grade fixed income securities in the U.S., including government and corporate bonds. The Fund posted a 3.93% gain after expenses for the first six months of this fiscal year. That compares with a 4.14% return for the Lehman Index for the same period. The result was a tracking error of -0.21%, net of expenses. Past performance is no guarantee of future results*.

We believe this tracking error should narrow as the Fund's assets grow. In addition, due to the size of the Fund, the Fund is currently overweighted in U.S. government securities compared with the Lehman Index.

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With much tamer energy prices,  inflation is expected to stay relatively stable.
This should give the Federal Reserve some breathing room to lower rates further to stimulate the economy without fear of inflation rising out of control. An environment of stable inflation and low interest rates is generally good for the bond market. The U.S. fixed-income markets are expected to continue to benefit from weak economic data and the likelihood of further Federal Reserve rate cuts in the near term.

TD WATERHOUSE DOW 30 FUND

The Dow Jones Industrial AverageSM ("DJIA"SM) finished the period with a -3.35% return, falling from 10,887 on January 31, 2001 to 10,523 on July 31, 2001. Over the six months, the DJIA's closing low was 9,389 on March 22, well below the psychological 10,000 level that it first surpassed in early 1999. The DJIA then bounced back, closing at a high for the period of 11,338 on May 21. But it slipped again, settling in a range between a low of about 10,200 and a high of near 10,600.

On a total return basis, which includes reinvested dividends, the DJIA had a -2.55% return over the six months. For the same period, your Fund's total return was -2.70%, after expenses, on a total return basis. Since the investment objective of the Fund is to match the performance of the DJIA before Fund expenses, these results are consistent with our objective. Past performance is no guarantee of future results*. We will continue to work diligently, seeking to achieve the objective of the Fund and to provide our shareholders with an investment vehicle designed to closely emulate the performance of the DJIA.

In light of the current economic and market environments, we believe the overall quality and underlying financial strength of the companies comprising the DJIA may provide a solid foundation for our shareholders' investments in the Fund.

Looking ahead to the Fund's next reporting period, for direction the market will likely take its lead from several potential developments. These include future interest rate moves by the Federal Reserve, the extent of the economic slowdown and strength of the recovery, the impact of the slowdown on corporate earnings, as well as trends in inflation and money investment flows.


TD WATERHOUSE 500 INDEX FUND

The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index. The 500 Index Fund posted a return of -10.75% after expenses as of the end of the second fiscal quarter, compared with a return of -10.78% for the S&P 500 Index for the same period. This resulted in a tracking error of -0.03%, net of expenses. Past performance is no guarantee of future results*.

The S&P 500 Index measures the overall performance of 500 of the largest U.S. stocks representing all major industries. Given the significant weighting of the technology sector in the S&P 500 Index, both the S&P 500 Index and the Fund felt the continuous impact of the steep sell-off in telecommunications and technology stocks over the first two quarters of this fiscal year. This was a prime reason for the overall negative returns.


TD WATERHOUSE EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Fund posted a return of -16.09% for the first half of the fiscal year, on an after-expense basis, versus a return of -13.19% for the Wilshire 4500 for the same period. This resulted in a tracking error of -2.90%. We believe that this tracking error should narrow as the Fund's assets grow. Past performance is no guarantee of future results*. Much of the negative performance of the Wilshire 4500 and the Fund can be attributed to their exposure to telecommunication and technology stocks, which remained weak during the first half of the current fiscal year.

TD WATERHOUSE ASIAN INDEX FUND

The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Index in attempting to match the performance of that index before Fund expenses. The Fund posted a return of -15.50% during this reporting period on an after-expense basis. This translates into a tracking error of -1.68%, when compared with the performance of the MSCI(R) Pacific

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Index,  which registered a return of -13.82% for the same six months. We believe that this tracking error should narrow as the Fund's assets grow. Past performance is no guarantee of future results*.

The MSCI(R) Pacific Index measures the overall performance of approximately 400 stocks of the equity markets in Japan, Australia, Hong Kong, New Zealand and Singapore. In mid-May, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there will be broader market coverage of each country in the indices. These changes are to be phased in and completed by May 2002. In the meantime, MSCI has set up a "provisional index" incorporating the changes. Therefore, the Fund was reconfigured in the latter part of May to match the characteristics of the provisional index in order to track its performance.

Most of the major equity markets in Asia fell during the first six months of this fiscal year. Japan's economic performance remains extremely weak. Its persistent deflation continues to weigh on consumer spending and its banking system is yet to be restructured. Much of the remainder of Asia continues to feel the effects of the U.S. economic slowdown, which has already put a dent in the performance of Asian countries' export sectors.


TD WATERHOUSE EUROPEAN INDEX FUND

The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Fund posted a return of -18.19%, after expenses, during this fiscal first half. As the MSCI(R) Europe Index recorded a return of -17.04% for the same period, the after-expense performance of the Fund lagged by 1.15%. We believe that this tracking error should narrow as the Fund's assets grow. Past performance is no guarantee of future results*.

The MSCI(R) Europe Index measures the overall performance of the stocks of more than 500 companies in 16 European countries in continental Europe, the U.K. and Scandinavia. In mid-May, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there will be broader market coverage of each country in the indices. These changes are to be phased in and completed by May 2002. In the meantime, MSCI has set up a "provisional index" incorporating the changes. Therefore, the Fund was reconfigured in the latter part of May to match the characteristics of the provisional index in order to track its performance.


TD WATERHOUSE TECHNOLOGY FUND

The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index ("GSTI").

During the six months ended July 31, 2001, investors continued to punish the riskier sectors of the market that failed to live up to growth expectations, particularly technology stocks. Earnings declined from the first quarter to the second for most technology companies and also fell year-on-year in many cases. More important, technology firms continued to lower growth forecasts from already-reduced levels, especially in the telecommunications equipment industry. In this continuing bear market for technology shares your Fund posted a return of -34.22% during the six months, compared to the GSTI, which had a return of -33.78%.

In a period characterized by an ongoing major correction in technology shares, most portfolio holdings posted large losses. Companies in the multimedia networking sector, dominated by communications equipment players such as Cisco Systems, Nortel Networks, and JDS Uniphase, suffered the most. Only the services sector achieved even returns in this awful climate, where picks of Affiliated Computer Services, First Data, and Concord EFS turned in positive performance**.

New stocks were added to the portfolio and existing positions in others were increased. With technology stocks down more than 60% from the peak levels reached in Spring 2000 and sector fundamentals likely to improve as we move into 2002, the stage is set for a cyclical recovery in the sector. However, against the backdrop of extraordinary uncertainty, decelerating growth in key markets, and valuations that remain somewhat stretched, we expect such a recovery to take longer and, perhaps, be more modest than in the past.

TD WATERHOUSE TAX MANAGED GROWTH FUND

The Tax Managed Fund seeks long term capital appreciation while minimizing taxable distributions to shareholders.

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Most stocks fell during the six months ended July 31, 2001, weighed down by weak economic data and poor corporate profits. The Federal Reserve continued to cut interest rates, but the positive effects of easing monetary policy have yet to take hold. Value stocks outperformed growth stocks, which have fallen out of favor with investors because of deteriorating earnings growth. The S&P 500 Stock Index posted a return of -10.78%, largely as a result of weakness in the technology and telecommunications sectors. Your Fund's performance relative to its peer group was strong. The Tax-Managed Growth Fund had a return of -12.03% but outperformed the Lipper Growth Funds Index(1), which posted a return of -15.27%. Underweighting and strong stock selection in the technology sector added the most value. Overweighting and strong stock selection in the retail sector aided results as well, as did overweighting consumer nondurables and finance.

The Fund is well diversified and structured much like other growth funds. The Fund is fully invested, and we have constructed what we believe is the best buy-and-hold portfolio possible by focusing on companies that have strong market positions, good growth prospects and reasonable valuations.

The Fund's top contributors to performance include Freddie Mac, Fannie Mae, Johnson & Johnson, and Microsoft. Top detractors were nearly all in the technology sector, led by Cisco Systems, JDS Uniphase, EMC, Oracle, and Intel**.

We are currently in a period of severe stress in the equity markets, but believe that the long-term fundamentals for U.S. business remain strong. Although many companies are rationalizing their cost structures, they continue to invest in research and development. We believe the technology sector is currently fairly valued, but the long-term outlook is bright. The most attractively valued groups today include pharmaceuticals and media and advertising. We expect the performance of growth stocks to improve during the balance of the year and beyond.


OUTLOOK

Concern that an economic rebound may take longer than previously expected continues to weigh on investors' minds, particularly after the terrorist attacks. Time will tell just how well the world economy and financial markets hold up in the aftermath. Near term, we expect no let-up in market volatility while investors reassess longer-term prospects. Indeed, in the days following the attacks the market dropped precipitously. As for the economy, growth could slow further over the coming months, as there is bound to be some fallout from the overall disruption to business activity across the country.

If the U.S. slips into a recession, it might only be minor and relatively short-lived. There already were some positive signs that the economy was beginning to turn around before the terrorist assaults. For instance, the closely watched National Association of Purchasing Managers (NAPM) Index showed significant improvement in the manufacturing sector in August. The index rose to its highest level since November 2000, and is solidly above a decade low set in January.

The better-than-expected reading is encouraging because the NAPM survey is a leading economic indicator. So any meaningful rise gives reason for optimism even if there is still a way to go yet before we see a reacceleration of growth. The economy should receive a further boost from the series of interest rate cuts so far this year by the Federal Reserve, along with anticipated reductions in the months ahead. Much will depend on the U.S. consumer, who will need to pick up the slack created by the decline in business spending.

In any case, it is important to remember that the U.S. has the biggest and most diversified economy in the world, making it well-positioned to withstand a short-term blow to growth. And, just as the slowdown in the U.S. may have spread to other regions, a reacceleration of economic activity here will help put European and Pacific Rim economies back on a growth path.

Financial markets could remain volatile in the near term, but they should stabilize and eventually start to rise in anticipation of lower interest rates coming through to rejuvenate economic activity and in turn corporate earnings. Moreover, history shows that it is not long after major catastrophes that stock markets bounce back from their initial fall, and usually quite sharply. According to Standard &Poor's, since the end of World War II, there have been six other events with significant national security implications. Each sent shock waves through financial markets, driving stocks sharply lower in the short term. One year later, however, share prices had rebounded smartly. For example, on average, the S&P 500 declined 1.5% on the days that word of the crises hit the news. Within six months, the index had rebounded 8.0% on average. Within 12 months, it had recovered 14.0% on average (see table on next page).


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BEHAVIOR OF THE S&P 500 AT THE ONSET OF MAJOR NATIONAL SECURITY EVENTS SINCE THE
END OF WORLD WAR II

EVENT:                              FIRST TRADING DAY       PERCENTAGE CHANGE       PERCENTAGE CHANGE       PERCENTAGE CHANGE
                                    AFTER EVENT             ON THAT DAY             AFTER SIX MONTHS        AFTER ONE YEAR
                                    BECAME PUBLIC

Korean War                           26-June-1950*             -5.38%                     11.86%                11.23%
Cuban Missile Crisis                 22-October-1962           -0.94%                     24.91%                31.51%
Tonkin Gulf Attack                   4-August-1964             -1.25%                      5.51%                 3.36%
Iran Revolution/Hostage-taking       5-November-1979*          -0.67%                      3.78%                25.88%
Kuwait Invasion                      2-August-1990             -1.14%                     -2.02%                 8.91%
WTC Bombing                          26-February-1993           0.24%                      4.23%                 5.61%
WTC Airplane Crashes                 17-September-2001         -4.92%                        --                    --
Averages (not including 9/17/01)                               -1.52%                      8.04%                14.42%

                                                 *Monday after the event itself.

Source: Standard & Poor's



FINAL NOTE

I would like to reiterate that, while each one of us has been profoundly changed by the tragic events of last week, what has not changed is TD Waterhouse's commitment to its role as a source of investment information and guidance. Our goal continues to be helping you manage your finances according to your objectives and needs. Whether your financial plan remains unchanged by recent events or whether they have prompted you to revisit your portfolio, TD
Waterhouse is ready to help.

In closing, on behalf of all of the Associates at TD Waterhouse, we extend our sympathies to those of you who have been affected by last week's tragedy and our thanks to all of the individuals working on recovery efforts in Washington, D.C., Pennsylvania, and New York City.


Sincerely,

/s/ Frank J. Petrilli

Frank J. Petrilli
President and Chief Operating Officer
TD Waterhouse Group, Inc.
September 24, 2001

* Performance data quoted represents past performance. As with all investments, past performance is no guarantee of future results. The return is based on a constant investment throughout the period, includes reinvestment of dividends and reflects a net return to the shareholders after all expenses, inclusive of fee waivers. Without this waiver, the Fund's total return would have been lower. The returns shown for the various indices reflect the reinvestment of dividends but do not include any expenses, since an index has none. It is not possible to invest in an index. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The identification of any individual stock should not be construed as an investment recommendation. There can be no assurance that the Fund continues to hold any stock identified in this letter.

(1) The Lipper Growth Funds Index is comprised of the 30 largest qualifying funds in the Lipper Growth Funds Average. The Lipper Growth Funds Average measures the overall performance of funds that typically invest in companies whose earnings are expected, over the long term, to grow significantly faster than the earnings of companies represented in the major unmanaged stock indices.

An investment in any Fund is neither FDIC-insured nor guaranteed by the U.S. Government and is not a deposit or obligation guaranteed by any bank and is subject to investment risk, including possible loss of the principal amount invested.



Distributor: Funds Distributor, Inc.


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A WORD ABOUT THE MSCI(R)AND THE GSTI INDEXES

Each of the Asian Index Fund and the European Index Fund (the "Funds") is not sponsored, endorsed, sold or promoted by MSCI(R) or any affiliate of MSCI(R). Neither MSCI(R) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in the Funds particularly or the ability of either the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index to track the general stock market performance. MSCI(R) is the licensor of certain trademarks, service marks and trade names of MSCI(R) and each of the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index, which are determined, composed and calculated by MSCI(R) without regard to the issuer of the Funds or the Funds. MSCI(R) has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration when determining, composing or calculating the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index. MSCI(R) is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Neither MSCI(R) nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.

ALTHOUGH MSCI(R) SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MSCI(R) CONSIDERS RELIABLE,
NEITHER MSCI(R) NOR ANY OTHER PARTY GUARANTEES THE ACURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI(R) NOR
ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LISENCED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI(R) NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI(R) HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI(R) OR ANY OTHER PARTY HAVE ANY LIABLITIY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Technology Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Goldman, Sachs & Co. Goldman, Sachs & Co. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the GSTI Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to TD
Waterhouse Asset Management, Inc., and its Affiliates or the Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of GSTI Composite Index, which is determined, composed and calculated by Goldman, Sachs & Co. without regard to TD Waterhouse Asset Management, Inc., and its Affiliates or the Fund. Goldman, Sachs & Co. has no obligation to take the needs of TD Waterhouse Asset Management, Inc., and its Affiliates, the Fund or the shareholders into consideration when determining, composing or calculating the GSTI Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of prices and the amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Goldman, Sachs & Co. does not guarantee the accuracy and/or completeness of the GSTI Composite Index or any data included therein, and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to the results to be obtained by the Fund, the shareholders, or any other person or entity from use of the GSTI Composite Index or any data included therein. Goldman, Sachs & Co. makes no expressed or implied warranties or merchantability or fitness for a particular purpose or use with respect to the GSTI Composite Index or any data included therein. Without limiting any of the forgoing, Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any special, punitive, or any consequential damages (including lost profits), even if notified of the possibility of such damages.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

                       ----------------------------------
                                TABLE OF CONTENTS
                       ----------------------------------

          Bond Index Fund
             Schedule of Investments ...........................10

          Dow 30 Fund
             Schedule of Investments ...........................11

          500 Index Fund
             Schedule of Investments ...........................12

          Extended Market Index Fund
             Schedule of Investments ...........................19

          Asian Index Fund
             Schedule of Investments ...........................26

          European Index Fund
             Schedule of Investments ...........................29

          Technology Fund
             Schedule of Investments ...........................34

          Tax Managed Growth Fund
             Schedule of Investments ...........................36

          Statements of Assets and Liabilities .................38

          Statements of Operations .............................40

          Statements of Changes in Net Assets ..................42

          Financial Highlights .................................46

          Notes to Financial Statements ........................51

--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
                               TD WATERHOUSE TRUST


                    BOND INDEX FUND o SCHEDULE OF INVESTMENTS
                                July 31, 2001
                                  (Unaudited)


                                                PRINCIPAL         MARKET
                                                 AMOUNT            VALUE
                                               ----------      ------------

U.S. Government Obligations

U.S. Treasury Bonds--12.9%
   9.88%, 11/15/15                             $20,000      $     28,734
   9.25%, 02/15/16                              20,000            27,550
   7.25%, 05/15/16                              15,000            17,641
   7.50%, 11/15/16                              10,000            12,034
   8.75%, 05/15/17                              25,000            33,453
   8.50%, 02/15/20                              12,000            16,005
   6.25%, 08/15/23                              55,000            59,263
   6.00%, 02/15/26                              25,000            26,201
   6.13%, 11/15/27                              75,000            80,092
   5.50%, 08/15/28                              40,000            39,325
   5.25%, 02/15/29                              27,000            25,625
   6.25%, 05/15/30                              85,000            93,201
   5.38%, 02/15/31                              45,000            44,142
                                                            ------------
                                                                 503,266
                                                            ------------

U.S. Treasury Notes--72.9%
   6.63%, 05/31/02                             313,000           321,053
   5.63%, 12/31/02                              16,000            16,440
   5.13%, 12/31/02                              30,000            30,620
   6.25%, 02/15/03                              33,000            34,249
   4.63%, 02/28/03                              80,000            81,129
   5.50%, 05/31/03                              62,000            63,873
   5.75%, 08/15/03                             275,000           285,186
   5.25%, 08/15/03                              35,000            35,966
   4.25%, 11/15/03                              55,000            55,362
   5.88%, 02/15/04                              65,000            67,873
   4.75%, 02/15/04                              40,000            40,688
   7.25%, 05/15/04                             120,000           129,816
   5.25%, 05/15/04                              55,000            56,678
   7.25%, 08/15/04                              90,000            97,752
   6.00%, 08/15/04                              45,000            47,299
   7.88%, 11/15/04                              22,000            24,388
   5.88%, 11/15/04                              90,000            94,371
   6.75%, 05/15/05                             164,000           177,266
   6.50%, 05/15/05                              25,000            26,840
   6.50%, 08/15/05                              55,000            59,165
   5.88%, 11/15/05                              65,000            68,520
   5.75%, 11/15/05                             134,000           140,533
   5.63%, 02/15/06                              60,000            62,803
   6.88%, 05/15/06                              55,000            60,378
   7.00%, 07/15/06                              25,000            27,620
   6.50%, 10/15/06                              50,000            54,261
   6.25%, 02/15/07                              35,000            37,677
   6.63%, 05/15/07                              50,000            54,807
   6.14%, 08/15/07                              85,000            91,084



                                                PRINCIPAL         MARKET
                                                 AMOUNT            VALUE
                                               ----------      ------------

   5.50%, 02/15/08                           $  50,000      $     51,949
   5.63%, 05/15/08                             115,000           120,197
   4.75%, 11/15/08                              65,000            64,420
   5.50%, 05/15/09                              80,000            82,872
   6.00%, 08/15/09                              65,000            69,382
   6.50%, 02/15/10                              65,000            71,702
   5.75%, 08/15/10                              20,000            21,038
   5.00%, 02/15/11                              25,000            24,928
                                                            ------------
                                                               2,850,185
                                                            ------------

Total U.S. Government Obligations
(Cost $3,284,231)--85.8%                                       3,353,451
                                                            ------------


U.S. Government Agency Obligations

Federal Farm Credit Bank--2.6%
     6.88%, 05/01/02                           100,000           102,394
                                                            ------------

Federal Home Loan Mortgage

Corporation--2.6%

     5.75%, 03/15/09                           100,000           100,875
                                                            ------------

Total U.S. Government Agency Obligations
(Cost $193,420)--5.2%                                            203,269
                                                            ------------


Corporate Bonds
   AT&T Corp.,
     6.50%, 03/15/29                            65,000            56,956
   Chase Manhattan Corp.,
     7.88%, 06/15/10                            65,000            71,744
   E.I. DuPont de Nemours and Co.,
     5.88%, 05/11/09                            65,000            63,337
   Merrill Lynch & Co.,
      6.88%, 11/15/18                           65,000            66,056
   Wells Fargo Co.,
     7.20%, 05/01/03                            65,000            68,006
                                                            ------------

Total Corporate Bonds

(Cost $305,429)--8.3%                                            326,099
                                                            ------------

Total Investments

(Cost $3,783,080)--99.3%                                       3,882,819

Other Assets and Liabilities, Net--0.7%                           27,280
                                                            ------------

Net Assets--100.0%                                            $3,910,099
                                                            ============


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST
                     DOW 30 FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                               Number of         Market
                                                Shares           Value
                                                ------           -----
   Common Stock

   Alcoa Inc.                                   95,577       $ 3,749,485
   American Express Co.                         95,577         3,854,620
   AT&T Corp.                                   95,577         1,931,611
   The Boeing Co.                               95,577         5,594,122
   Caterpillar Inc.                             95,577         5,266,293
   Citigroup Inc.                               95,577         4,798,921
   The Coca-Cola Co.                            95,577         4,262,734
   E.I. DuPont de Nemours and Co.               95,577         4,092,607
   Eastman Kodak Co.                            95,577         4,139,440
   Exxon Mobil Corp.                            95,577         3,991,296
   General Electric Co.                         95,577         4,157,600
   General Motors Corp.                         95,577         6,078,697
   Hewlett-Packard Co.                          95,577         2,356,929
   Home Depot Inc.                              95,577         4,814,213
   Honeywell International                      95,577         3,523,924
   Intel Corp.                                  95,577         2,849,150
   International Business Machines Corp.        95,577        10,055,656
   International Paper Co.                      95,577         3,905,276
   J.P. Morgan Chase & Co.                      95,577         4,138,484
   Johnson & Johnson                            95,577         5,170,716
   McDonald's Corp.                             95,577         2,785,114
   Merck & Co., Inc.                            95,577         6,497,324
   Microsoft Corp. (A)                          95,577         6,326,242
   Minnesota Mining & Manufacturing Co.         95,577        10,693,155
   Philip Morris Cos. Inc.                      95,577         4,348,754
   The Proctor & Gamble Co.                     95,577         6,787,879
   SBC Communications Inc.                      95,577         4,303,832
   United Technologies Corp.                    95,577         7,015,352
   Wal-Mart Stores, Inc.                        95,577         5,342,754
   The Walt Disney Co.                          95,577         2,518,454
                                                          --------------

Total Common Stock

 (Cost $146,134,978)--99.2%                                  145,350,634
                                                          --------------



                                               Number of         Market
                                                Shares           Value
                                                ------           -----

Other (Cost $254,278)--0.2%
   Diamonds Trust, Series 1                      2,533   $      266,041
                                                          --------------

Repurchase Agreement--0.5%
   ABN AMRO Inc.
   (Par Value and cost $735,000)
   - dated 07/31/01, due 08/01/01, 3.90%,
     in the amount of $735,080
   - fully collateralized by $751,675
     U.S. Government Securities, 6.57%,
     07/01/06, value $749,700                                   735,000
                                                          --------------

U.S. Government Obligation (Cost $99,529)--0.1%
   U.S. Treasury Bill, matures 09/20/01,
   par value $100,000, yield at
   time of purchase 3.49% (B)
                                                                 99,500
                                                          --------------

Total Investments

(Cost $147,223,785)--100.0%                                 146,451,175

Other Assets and Liabilities, Net--0.0%                         100,323
                                                          --------------

Net Assets--100%                                           $146,551,498
                                                          ==============

(A) Non-income producing security.

(B) Security pledged as collateral on open futures contracts.


             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                               Number of         Market
                                                Shares           Value
                                                ------           -----
Common Stock

Aerospace & Defense--1.3%
   Boeing Co.                                    1,150      $     67,309
   General Dynamics Corp.                          250            20,222
   Goodrich Corp.                                  150             5,241
   Lockheed Martin Corp.                           550            21,791
   Northrop Grumman Corp.                          150            12,034
   Raytheon Co.                                    500            14,440
   United Technologies Corp.                       600            44,040
                                                            ------------
                                                                 185,077
                                                            ------------
Air Transportation--0.7%
   AMR Corp./Del (A)                               200             7,030
   Delta Air Lines, Inc.                           150             6,657
   FedEx Corp. (A)                                 350            14,479
   Honeywell International, Inc.                 1,000            36,870
   Southwest Airlines                            1,000            20,010
   Textron, Inc.                                   150             8,448
   US Airways Group, Inc. (A)                      150             2,547
                                                            ------------
                                                                  96,041
                                                            ------------
Apparel/Textiles--0.1%

   Cintas Corp.                                    200            10,034
   Liz Claiborne, Inc.                              50             2,657
   VF Corp.                                        150             5,491
                                                            ------------
                                                                  18,182
                                                            ------------
Automotive--1.2%

   Cooper Tire & Rubber                            150             2,433
   Dana Corp.                                      200             5,150
   Delphi Automotive Systems                       700            11,452
   Ford Motor Co.                                2,350            59,854
   General Motors Corp.                            700            44,520
   Genuine Parts Co.                               250             8,230
   Goodyear Tire & Rubber Co.                      200             5,716
   ITT Industries, Inc.                            150             6,660
   Navistar International Corp. (A)                100             3,211
   Paccar, Inc.                                     50             2,942
   Rockwell Collins (A)                            200             4,140
   Rockwell International, Corp.                   200             3,210
   TRW, Inc.                                       150             6,637
   Visteon Corp.                                   150             3,169
                                                            ------------
                                                                 167,324
                                                            ------------
Banks--6.8%

   Amsouth Bancorp.                                450             8,946
   Bank of America Corp.                         2,050           130,421
   Bank of New York Co., Inc.                      900            40,374
   Bank One Corp.                                1,450            56,129
   BB&T Corp.                                      500            18,455
   Charter One Financial, Inc.                     300             9,633
   Comerica, Inc.                                  200            12,318



                                                Number of         Market
                                                 Shares           Value
                                                 ------           -----

   Fifth Third Bancorp                             750         $  47,265
   First Union Corp.                             1,300            46,020
   FleetBoston Financial Corp.                   1,300            48,776
   Golden West Financial Corp.                     250            16,162
   Huntington Bancshares, Inc.                     350             6,408
   JP Morgan Chase & Co.                         2,590           112,147
   Keycorp                                         500            13,375
   Mellon Financial Corp.                          650            24,713
   National City Corp.                             750            24,090
   Northern Trust Corp.                            300            19,140
   PNC Financial Services Group, Inc.              350            23,222
   Regions Financial Corp.                         300             9,600
   SouthTrust Corp.                                400            10,268
   State Street Corp.                              450            24,196
   SunTrust Banks, Inc.                            350            24,237
   Synovus Financial Corp.                         300            10,245
   Union Planters Corp.                            200             8,938
   U.S. Bancorp                                  2,448            58,116
   Wachovia Corp.                                  250            17,775
   Washington Mutual, Inc.                       1,150            46,598
   Wells Fargo & Co.                             2,200           101,332
   Zions Bancorp.                                  150             8,767
                                                            ------------
                                                                 977,666
                                                            ------------
Beauty Products--1.8%
   Alberto-Culver Co.                               50             2,169
   Avon Products                                   300            13,917
   Colgate-Palmolive Co.                           700            37,940
   Gillette Co.                                  1,400            39,018
   International Flavors & Fragrances              150             4,369
   Kimberly-Clark Corp.                            700            42,567
   Procter & Gamble Co.                          1,700           120,734
                                                            ------------
                                                                 260,714
                                                            ------------
Broadcasting, Newspapers &
Advertising--1.0%

   Clear Channel Communications (A)                800            46,880
   Comcast Corp. (A)                             1,200            45,636
   Interpublic Group Cos., Inc.                    500            13,685
   Omnicom Group                                   250            21,842
   TMP Worldwide, Inc. (A)                         150             7,506
   Univision Communications, Inc. (A)              300            11,454
                                                            ------------
                                                                 147,003
                                                            ------------
Building & Construction--0.2%
   Centex Corp.                                    100             4,704
   Fluor Corp.                                     100             3,953
   KB Home                                         100             3,259
   Masco Corp.                                     550            13,865
   Pulte Homes, Inc.                                50             2,075
   Vulcan Materials Co.                            100             4,905
                                                            ------------
                                                                  32,761
                                                            ------------

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                               Number of         Market
                                                Shares           Value
                                                ------           -----
Chemicals--1.2%

   Air Products & Chemicals, Inc.                  300       $    12,249
   Ashland, Inc.                                   100             3,937
   Dow Chemical Co.                              1,150            41,860
   Eastman Chemical Co.                            100             4,388
   EI DuPont de Nemours and Co.                  1,350            57,807
   Engelhard Corp.                                 200             5,210
   FMC Corp. (A)                                    50             3,326
   Great Lakes Chemical Corp.                      100             2,839
   Hercules, Inc. (A)                              200             2,120
   PPG Industries, Inc.                            200            10,990
   Praxair, Inc.                                   250            11,335
   Rohm & Haas Co.                                 300            10,302
   Sigma-Aldrich                                   100             4,329
                                                            ------------
                                                                 170,692
                                                            ------------
Computers & Services--5.6%
   Apple Computer, Inc. (A)                        450             8,455
   Autodesk, Inc.                                  100             3,729
   Cisco Systems, Inc. (A)                       9,450           181,629
   Compaq Computer Corp.                         2,100            31,374
   Computer Sciences Corp. (A)                     200             7,222
   Dell Computer Corp. (A)                       3,350            90,215
   Electronic Data Systems Corp.                   600            38,310
   EMC Corp.-Mass                                2,750            54,230
   Enterasys Networks, Inc. (A)                    200             3,714
   Gateway, Inc. (A)                               300             3,147
   Hewlett-Packard Co.                           2,500            61,650
   International Business Machines Corp.         2,250           236,722
   Lexmark International, Inc. (A)                 150             6,858
   NCR Corp. (A)                                   150             5,904
   Palm, Inc. (A)                                  800             4,296
   Sapient Corp. (A)                               300             1,875
   Sun Microsystems, Inc. (A)                    4,200            68,418
   Symbol Technologies, Inc.                       300             3,723
   Unisys Corp. (A)                                400             4,580
                                                            ------------
                                                                 816,051
                                                            ------------
Containers &Packaging--0.1%
   Ball Corp.                                       50             2,471
   Bemis Co.                                        50             2,212
   Newell Rubbermaid, Inc.                         300             6,504
   Pactiv Corp. (A)                                200             3,106
   Sealed Air Corp. (A)                            100             4,120
                                                            ------------
                                                                  18,413
                                                            ------------
Data Processing--0.6%
   Automatic Data Processing                       800            40,760
   First Data Corp.                                500            34,660
   IMS Health, Inc.                                300             7,710
                                                            ------------
                                                                  83,130
                                                            ------------



                                               Number of         Market
                                                Shares           Value
                                                ------           -----
Diversified Operations--1.7%
   Cooper Industries, Inc.                         150     $       6,226
   Crane Co.                                        50             1,527
   Danaher Corp.                                   200            11,318
   Illinois Tool Works                             350            22,050
   Minnesota Mining & Manufacturing Co.            550            61,534
   National Service Industries, Inc.               100             2,262
   Tyco International Ltd.                       2,528           134,490
                                                            ------------
                                                                 239,407
                                                            ------------
Electrical Services--6.6%
   AES Corp. (A)                                   700            26,810
   Allegheny Energy, Inc.                          200             8,624
   Ameren Corp.                                    200             7,858
   American Electric Power                         400            18,000
   Calpine Corp. (A)                               350            12,596
   Cinergy Corp.                                   200             6,180
   Citizens Communications Co. (A)                 350             4,294
   CMS Energy Corp.                                200             5,334
   Consolidated Edison, Inc.                       250             9,935
   Constellation Energy Group, Inc.                250             7,360
   Dominion Resources, Inc.                        300            18,147
   DTE Energy Co.                                  250            10,562
   Duke Energy Corp.                             1,000            38,610
   Edison International                            450             6,318
   Emerson Electric Co.                            550            31,548
   Entergy Corp.                                   300            11,250
   Exelon Corp.                                    406            22,939
   FirstEnergy Corp.                               250             7,585
   FPL Group, Inc.                                 250            13,500
   General Electric Co.                         12,850           558,975
   GPU, Inc.                                       150             5,436
   Mirant Corp. (A)                                478            14,785
   Niagara Mohawk Holdings, Inc. (A)               200             3,398
   NiSource, Inc.                                  300             7,908
   PG&E Corp.                                      400             5,948
   Pinnacle West Capital Corp.                     100             4,228
   PPL Corp.                                       150             6,747
   Progress Energy, Inc.                           250            10,692
   Public Service Enterprise Group, Inc.           250            11,700
   Reliant Energy, Inc.                            350            11,025
   The Southern Co.                                900            21,150
   TXU Corp.                                       300            13,950
   XCEL Energy, Inc.                               400            10,776
                                                            ------------
                                                                 954,168
                                                            ------------
Electronic & Other Electrical
Equipment--0.5%

   Adobe Systems, Inc.                             350            13,121
   American Power Conversion (A)                   250             3,337
   Eaton Corp.                                     100             7,344
   Jabil Circuit, Inc. (A)                         250             8,125



--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                               Number of         Market
                                                Shares           Value
                                                ------           -----

   Molex, Inc.                                     250     $       8,600
   Sanmina Corp. (A)                               450             9,814
   Solectron Corp. (A)                             850            14,858
   Tektronix, Inc. (A)                             100             2,269
   Thomas & Betts Corp.                            100             2,075
                                                            ------------
                                                                  69,543
                                                            ------------
Entertainment--2.3%

   AOL Time Warner, Inc. (A)                     5,725           260,201
   The Walt Disney Co.                           2,650            69,827
                                                            ------------
                                                                 330,028
                                                            ------------
Environmental Services--0.3%
   Allied Waste Industries, Inc. (A)               250             4,710
   Ecolab, Inc.                                    200             8,008
   Waste Management, Inc.                          800            24,800
                                                            ------------
                                                                  37,518
                                                            ------------
Financial Services--6.5%
   American Express Co.                          1,700            68,561
   Bear Stearns Cos., Inc.                         100             5,815
   Capital One Financial Corp.                     300            19,281
   Charles Schwab Corp.                          1,800            26,982
   Citigroup, Inc.                               6,490           325,863
   Countrywide Credit, Inc.                        150             6,496
   Equifax, Inc.                                   200             4,732
   Fannie Mae                                    1,300           108,225
   Franklin Resources, Inc.                        300            12,942
   Freddie Mac                                     850            58,174
   Household International, Inc.                   550            36,459
   Lehman Brothers Holdings, Inc.                  350            25,200
   MBNA Corp.                                    1,050            37,170
   Merrill Lynch & Co.                           1,100            59,664
   Moody's Corp.                                   200             6,652
   Morgan Stanley Dean Witter & Co.              1,450            86,739
   Providian Financial Corp.                       400            19,748
   Stilwell Financial, Inc.                        250             7,415
   T. Rowe Price Group, Inc.                       150             5,694
   USA Education, Inc.                             200            16,022
                                                            ------------
                                                                 937,834
                                                            ------------
Food, Beverage & Tobacco--4.7%
   Adolph Coors                                     50             2,514
   Anheuser-Busch Cos., Inc.                     1,150            49,806
   Archer-Daniels-Midland Co.                      700             9,373
   Brown-Forman Corp.                              100             6,833
   Campbell Soup Co.                               550            15,048
   Coca-Cola Co.                                 3,200           142,720
   Coca-Cola Enterprises                           450             6,579
   Conagra Foods, Inc.                             700            15,043
   Fortune Brands, Inc.                            150             5,493
   General Mills, Inc.                             400            17,592
   Hershey Foods Corp.                             150             9,054
   HJ Heinz Co.                                    450            19,444


                                                 Number of         Market
                                                  Shares           Value
                                                  ------           -----

   Kellogg Co.                                     550      $     16,538
   Pepsi Bottling Group, Inc.                      200             8,716
   Pepsico, Inc.                                 1,900            88,597
   Philip Morris Cos., Inc.                      2,850           129,675
   Quaker Oats Co.                                 200            17,600
   Ralston Purina                                  350            11,238
   Sara Lee Corp.                                1,000            20,170
   Supervalu, Inc.                                 150             3,145
   Sysco Corp.                                     900            24,156
   Unilever NV                                     700            41,965
   UST, Inc.                                       200             6,190
   WM Wrigley, Jr. Co.                             300            14,976
                                                            ------------
                                                                 682,465
                                                            ------------
Footwear--0.1%

   Nike, Inc.                                      300            14,265
   Reebok International Ltd. (A)                   100             3,201
                                                            ------------
                                                                  17,466
                                                            ------------
Gas/Natural Gas--1.1%
   Dynegy, Inc.                                    450            20,871
   EL Paso Energy Corp.                            657            34,000
   Enron Corp.                                   1,000            45,350
   KeySpan Corp.                                   200             6,128
   Kinder Morgan, Inc.                             150             7,860
   Nicor, Inc.                                     100             3,713
   Oneok, Inc.                                     150             2,730
   Peoples Energy Corp.                            100             3,806
   Sempra Energy                                   250             6,345
   Williams Cos., Inc.                             650            21,775
                                                            ------------
                                                                 152,578
                                                            ------------
Hotel & Motel--0.3%
   Harrah's Entertainment, Inc. (A)                150             4,293
   Hilton Hotels Corp.                             500             6,055
   Marriott International, Inc.                    350            16,712
   Starwood Hotels & Resorts Worldwide             250             8,922
                                                            ------------
                                                                  35,982
                                                            ------------
Household Products--0.2%
   Clorox Co.                                      300            11,214
   Leggett & Platt, Inc.                           250             5,992
   Maytag Corp.                                    100             3,353
   Sherwin-Williams Co.                            200             4,578
   Tupperware Corp.                                100             2,348
   Whirlpool Corp.                                 100             7,054
                                                            ------------
                                                                  34,539
                                                            ------------
Insurance--4.3%

   Aetna, Inc. (A)                                 150             4,231
   Aflac, Inc.                                     700            20,706
   Allstate Corp.                                  900            31,464
   AMBAC Financial Group, Inc.                     100             5,754
   American General Corp.                          650            30,062
   American International Group                  3,000           249,750



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)

                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   AON Corp.                                       350      $     12,407
   Chubb Corp.                                     250            17,542
   Cigna Corp.                                     150            15,046
   Cincinnati Financial Corp.                      200             7,880
   Conseco, Inc. (A)                               450             6,570
   Hartford Financial Services                     300            19,863
   Jefferson-Pilot Corp.                           200             9,502
   John Hancock Financial Services                 400            16,008
   Lincoln National Corp.                          250            12,757
   Loews Corp.                                     250            14,190
   Marsh & McLennan Cos.                           350            35,140
   MBIA, Inc.                                      200            11,232
   Metlife, Inc.                                 1,000            29,650
   MGIC Investment Corp.                           100             7,504
   Progressive Corp.-Ohio                          100            13,481
   Safeco Corp.                                    150             4,758
   St. Paul Cos.                                   250            10,962
   Torchmark Corp.                                 150             6,226
   UnitedHealth Group, Inc.                        400            26,968
   UnumProvident Group, Inc.                       350             9,985
                                                            ------------
                                                                 629,638
                                                            ------------
Leisure Products--0.1%
   Brunswick Corp.                                 100             2,184
   Hasbro, Inc.                                    200             3,220
   Mattel, Inc.                                    550             9,845
                                                            ------------
                                                                  15,249
                                                            ------------
Machinery & Manufacturing

Operations--0.6%

   Black & Decker Corp.                            100             4,271
   Caterpillar, Inc.                               400            22,040
   Cummins, Inc.                                   100             4,071
   Deere & Co.                                     300            12,585
   Dover Corp.                                     250             9,037
   Ingersoll-Rand Co.                              250            10,920
   McDermott International, Inc. (A)               200             2,208
   Pall Corp.                                      150             3,585
   Parker Hannifin Corp.                           150             6,705
   Snap-On, Inc.                                   100             2,700
   Stanley Works                                   100             4,359
   Timken Co.                                      150             2,501
   WW Grainger, Inc.                               150             6,315
                                                            ------------
                                                                  91,297
                                                            ------------
Marine Transportation--0.2%
   Carnival Corp.                                  700            23,380
                                                            ------------


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Measuring Devices--0.2%
   Agilent Technologies, Inc. (A)                  600       $    17,166
   Applied Biosystems Group -
      Applera Corp.                                200             5,640
   PerkinElmer, Inc.                               100             3,150
   Thermo Electron Corp. (A)                       250             5,700
                                                            ------------
                                                                  31,656
                                                            ------------
Medical Products & Services--3.8%
   Amgen, Inc. (A)                               1,300            81,523
   Bausch & Lomb, Inc.                             100             3,424
   Baxter International, Inc.                      800            39,840
   Becton Dickinson & Co.                          350            12,096
   Biomet, Inc.                                    250            12,138
   Boston Scientific Corp. (A)                     400             7,204
   CR Bard, Inc.                                    50             2,958
   Guidant Corp. (A)                               300             9,564
   HCA-The Healthcare Co.                          700            32,165
   Healthsouth Corp. (A)                           500             8,550
   Humana, Inc. (A)                                250             2,788
   Johnson & Johnson                             3,945           213,425
   Manor Care, Inc. (A)                            150             4,830
   Medtronic, Inc.                               1,550            74,447
   St. Jude Medical, Inc. (A)                      100             7,000
   Stryker Corp.                                   250            14,995
   Tenet Healthcare Corp. (A)                      400            22,204
   Wellpoint Health Networks (A)                    50             5,348
                                                            ------------
                                                                 554,499
                                                            ------------
Metal & Metal Industries--0.7%
   Alcan Aluminum Ltd.                             400            15,004
   Alcoa, Inc.                                   1,100            43,153
   Allegheny Technologies, Inc.                    150             2,859
   Barrick Gold Corp.                              500             7,445
   Freeport-McMoran Copper & Gold, Inc.            200             2,152
   Homestake Mining Co.                            300             2,340
   Inco Ltd.                                       200             3,352
   Newmont Mining Corp.                            250             4,675
   Nucor Corp.                                     100             4,789
   Phelps Dodge Corp.                              100             4,040
   Placer Dome, Inc.                               450             4,523
   USX-U.S. Steel Group, Inc.                      150             2,955
   Worthington Industries                          200             2,812
                                                            ------------
                                                                 100,099
                                                            ------------
Miscellaneous Business Services--0.7%
   BroadVision, Inc. (A)                           550             1,881
   Cendant Corp. (A)                             1,050            21,368
   Concord EFS, Inc. (A)                           350            20,083
   Convergys Corp.                                 250             7,788
   Deluxe Corp.                                     50             1,577




--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Fiserv, Inc. (A)                                150     $       8,607
   H&R Block, Inc.                                 150            10,706
   Intuit, Inc. (A)                                300            10,314
   Paychex, Inc.                                   400            15,720
   Robert Half International, Inc. (A)             250             6,513
                                                            ------------
                                                                 104,557
                                                            ------------
Motorcycles--0.1%

   Harley-Davidson, Inc.                           400            20,644
                                                            ------------

Office Supplies & Equipment--0.2%
   Avery Dennison Corp.                            100             5,126
   Pitney Bowes, Inc.                              350            14,070
   Xerox Corp.                                     700             5,586
                                                            ------------
                                                                  24,782
                                                            ------------
Paper & Paper Products--0.5%
   Boise Cascade Corp.                             100             3,620
   Georgia-Pacific Group                           300            10,980
   International Paper Co.                         650            26,559
   Louisiana-Pacific Corp.                         200             2,124
   Mead Corp.                                      150             4,458
   Temple-Inland, Inc.                              50             3,103
   Westvaco Corp.                                  150             4,035
   Weyerhaeuser Co.                                250            14,933
   Willamette Industries                           150             7,455
                                                            ------------
                                                                  77,267
                                                            ------------
Petroleum & Fuel Products--6.3%
   Amerada Hess Corp.                              150            11,592
   Anadarko Petroleum Corp.                        350            19,880
   Apache Corp.                                    150             7,793
   Baker Hughes, Inc.                              400            14,232
   Burlington Resources, Inc.                      250            10,813
   Chevron Corp.                                   800            73,112
   Conoco, Inc.                                    800            24,800
   Devon Energy Corp.                              150             8,132
   EOG Resources, Inc.                             150             5,303
   Exxon Mobil Corp.                             8,900           371,664
   Halliburton Co.                                 550            19,256
   Kerr-McGee Corp.                                150             9,477
   Nabors Industries, Inc. (A)                     100             2,930
   Noble Drilling Corp. (A)                        150             4,604
   Occidental Petroleum Corp.                      500            13,820
   Phillips Petroleum Co.                          300            17,127
   Rowan Companies, Inc. (A)                       100             1,924
   Royal Dutch Petroleum Co.                     2,800           162,400
   Schlumberger Ltd.                               700            37,625
   Sunoco, Inc.                                    100             3,458
   Texaco, Inc.                                    750            51,938
   Tosco Corp.                                     150             6,705
   Transocean Sedco Forex                          450            14,531



                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Unocal Corp.                                    350      $     12,523
   USX-Marathon Group, Inc.                        350            10,385
                                                            ------------
                                                                 916,024
                                                            ------------
Pharmaceuticals--8.9%

   Abbott Laboratories                           2,000           107,180
   Allergan, Inc.                                  150            11,294
   American Home Products Corp.                  1,650            99,512
   Biogen, Inc. (A)                                150             8,504
   Bristol-Myers Squibb Co.                      2,500           147,850
   Cardinal Health, Inc.                           600            44,178
   Chiron Corp. (A)                                250            10,725
   Eli Lilly & Co.                               1,450           114,956
   Forest Laboratories, Inc. (A)                   250            19,638
   King Pharmaceuticals, Inc. (A)                  333            15,052
   McKesson HBOC, Inc.                             400            16,580
   Medimmune, Inc. (A)                             250             9,630
   Merck & Co., Inc.                             2,950           200,541
   Pfizer, Inc.                                  8,150           335,943
   Pharmacia Corp.                               1,650            73,623
   Schering-Plough Corp.                         1,800            70,290
   Watson Pharmaceuticals, Inc. (A)                100             6,585
                                                            ------------
                                                               1,292,081
                                                            ------------
Photographic Equipment &
Supplies--0.1%

   Eastman Kodak Co.                               350            15,159
                                                            ------------

Printing & Publishing--0.6%
   American Greetings                              200             2,210
   Dow Jones & Co, Inc.                            150             8,538
   Gannett Co., Inc.                               350            23,461
   Knight-Ridder, Inc.                              50             3,080
   McGraw-Hill Cos., Inc.                          250            15,343
   Meredith Corp.                                   50             1,794
   New York Times Co.                              200             9,260
   RR Donnelley & Sons Co.                         150             4,457
   Tribune Co.                                     400            16,504
                                                            ------------
                                                                  84,647
                                                            ------------
Railroads--0.3%

   Burlington Northern Santa Fe Corp.              500            13,370
   CSX Corp.                                       300            11,736
   Norfolk Southern Corp.                          450             9,054
   Union Pacific Corp.                             300            16,107
                                                            ------------
                                                                  50,267
                                                            ------------
Retail--6.9%

   Albertson's, Inc.                               500            16,365
   Autozone, Inc. (A)                              100             4,733
   Bed Bath & Beyond, Inc. (A)                     350            11,281
   Best Buy Co., Inc. (A)                          250            16,740
   Big Lots, Inc. (A)                              200             2,626



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
   Circuit City Stores                             300     $       5,625
   CVS Corp.                                       500            18,005
   Darden Restaurants, Inc.                        150             4,485
   Dillards, Inc.                                  150             2,226
   Dollar General Corp.                            450             8,834
   Federated Department Stores (A)                 250             9,650
   Gap, Inc.                                     1,100            30,041
   Home Depot, Inc.                              3,050           153,629
   JC Penney Co.                                   350             9,954
   K Mart Corp. (A)                                650             7,521
   Kohls Corp. (A)                                 400            22,912
   Kroger Co. (A)                                1,000            26,360
   Limited, Inc.                                   550             9,334
   Lowe's Cos.                                   1,000            38,180
   May Department Stores                           400            13,280
   McDonald's Corp.                              1,650            48,081
   Nordstrom, Inc.                                 150             3,375
   Office Depot, Inc. (A)                          400             5,128
   RadioShack Corp.                                200             5,646
   Safeway, Inc. (A)                               650            28,704
   Sears, Roebuck & Co.                            400            18,792
   Staples, Inc. (A)                               600             8,994
   Starbucks Corp. (A)                             500             9,020
   Target Corp.                                  1,200            46,440
   Tiffany & Co.                                   200             7,060
   TJX Cos., Inc.                                  400            13,604
   Toys R US, Inc. (A)                             250             5,758
   Tricon Global Restaurants, Inc. (A)             150             6,863
   Walgreen Co.                                  1,250            42,125
   Wal-Mart Stores, Inc.                         5,800           324,220
   Wendy's International, Inc.                     150             4,022
   Winn-Dixie Stores, Inc.                         200             4,588
                                                            ------------
                                                                 994,201
                                                            ------------
Semi-Conductors/Instruments--4.3%
   Advanced Micro Devices (A)                      400             7,304
   Altera Corp. (A)                                500            15,030
   Analog Devices, Inc. (A)                        400            18,400
   Applied Materials, Inc. (A)                   1,050            48,153
   Applied Micro Circuits (A)                      250             4,285
   Avaya, Inc. (A)                                 358             4,486
   Broadcom Corp. (A)                              350            15,271
   Conexant Systems, Inc. (A)                      300             2,853
   Intel Corp.                                   8,700           259,347
   JDS Uniphase Corp. (A)                        1,700            15,708
   Johnson Controls, Inc.                          150            12,090
   KLA-Tencor Corp. (A)                            200            10,878
   Linear Technology Corp.                         450            19,611
   LSI Logic Corp. (A)                             450             9,801
   Maxim Integrated Products (A)                   400            18,468


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Micron Technology, Inc. (A)                     800      $     33,600
   Millipore                                        50             3,259
   National Semiconductor Corp. (A)                200             6,410
   Novellus Systems, Inc. (A)                      150             7,646
   Power-One, Inc. (A)                             100             1,550
   Qlogic Corp. (A)                                150             5,762
   Teradyne, Inc. (A)                              250             8,495
   Texas Instruments, Inc.                       2,150            74,175
   Vitesse Semiconductor (A)                       200             3,958
   Xilinx, Inc. (A)                                450            18,000
                                                            ------------
                                                                 624,540
                                                            ------------
Software--4.9%

   BMC Software, Inc. (A)                          300             6,000
   Citrix Systems, Inc. (A)                        250             8,368
   Computer Associates International, Inc.         750            25,860
   Compuware Corp. (A)                             500             6,850
   Mercury Interactive Corp. (A)                   100             3,866
   Microsoft Corp. (A)                           6,950           460,021
   Novell, Inc. (A)                                450             2,246
   Oracle Corp. (A)                              7,250           131,080
   Parametric Technology (A)                       350             3,315
   Peoplesoft, Inc. (A)                            350            15,285
   Siebel Systems, Inc. (A)                        550            18,953
   Veritas Software Corp. (A)                      500            21,205
   Yahoo, Inc.                                     750            13,215
                                                            ------------
                                                                 716,264
                                                            ------------
Telephones & Telecommunications--8.2%
   ADC Telecommunications, Inc. (A)                800             3,928
   Alltel Corp.                                    400            24,660
   Andrew Corp. (A)                                150             3,306
   AT&T Corp.                                    4,400            88,924
   AT&T Wireless Services, Inc. (A)              3,264            61,004
   BellSouth Corp.                               2,400            97,680
   CenturyTel, Inc.                                150             4,644
   Comverse Technology, Inc. (A)                   200             5,656
   Corning, Inc.                                 1,200            18,792
   Global Crossing Ltd.                          1,000             6,550
   Lucent Technologies, Inc.                     4,400            29,480
   Motorola, Inc.                                2,800            52,332
   Network Appliance, Inc. (A)                     400             4,992
   Nextel Communications, Inc. (A)               1,000            16,650
   Nortel Networks Corp.                         3,900            31,005
   Qualcomm, Inc. (A)                              950            60,069
   Qwest Communications International (A)        2,050            53,300
   SBC Communications, Inc.                      4,350           195,881
   Scientific-Atlanta, Inc.                        200             5,090
   Sprint Corp. (FON Group)                      1,150            26,841
   Sprint Corp. (PCS Group) (A)                  1,200            31,104
   Tellabs, Inc. (A)                               550             9,059


--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    500 Index Fund o Schedule of Investments
                                 July 31, 2001
                                  (Unaudited)


                                                Number of        Market
                                                 Shares           Value
                                                 ------           -----

   Verizon Communications, Inc.                  3,500       $   189,525
   Viacom, Inc. (A)                              2,300           114,540
   WorldCom, Inc.-MCI Group (A)                    136             1,806
   WorldCom, Inc.-WorldCom Group (A)             3,750            52,500
                                                            ------------
                                                               1,189,318
                                                            ------------
Testing Laboratories--0.0%
   Quintiles Transnational Corp. (A)               150             2,792
                                                            ------------

Travel Services--0.1%
   Sabre Holdings Corp. (A)                        150             7,374
                                                            ------------

Trucking & Leasing--0.0%
   Ryder System, Inc. (A)                          150             2,850
                                                            ------------

Wholesale--0.2%

   Costco Wholesale Corp.                          600            25,830
                                                            ------------

Total Common Stock

(Cost $15,554,139)--97.1%                                     14,058,997
                                                            ------------

Total Investments

(Cost $15,554,139)--97.1%                                     14,058,997

Other Assets and Liabilities, Net--2.9%                          418,933
                                                            ------------

Net Assets--100.0%                                           $14,477,930
                                                           =============

(A) Non-income producing security.








             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Common Stock

Aerospace & Defense--1.3%
   Aerosonic Corp. (A)                             500      $      9,300
   Beckman Coulter, Inc.                           250            11,490
   Hughes Electronics Corp. (A)                  1,450            27,985
   Newport News Shipbuilding                       100             6,345
   SCI Systems, Inc. (A)                           300             8,760
                                                            ------------
                                                                  63,880
                                                            ------------
Air Transportation--0.5%
   Continental Airlines, Inc. (A)                  250            12,367
   EGL, Inc. (A)                                   450             6,250
   Skywest, Inc.                                   200             6,708
                                                            ------------
                                                                  25,325
                                                            ------------
Aircraft--0.2%

   Triumph Group, Inc. (A)                         250            11,125
                                                            ------------

Apparel/Textiles--1.2%

   Albany International Corp. (A)                  550            10,972
   Garan, Inc.                                     300             9,711
   Jones Apparel Group, Inc. (A)                   150             5,856
   Mohawk Industries, Inc. (A)                     100             4,400
   Mossimo, Inc. (A)                             3,200            11,488
   Polo Ralph Lauren Corp. (A)                     250             6,125
   Russell Corp.                                   600            10,350
                                                            ------------
                                                                  58,902
                                                            ------------
Automotive--1.4%

   AO Smith Corp.                                  550             9,641
   Autonation, Inc. (A)                            950            10,878
   Harsco Corp.                                    400            12,224
   SPX Corp. (A)                                    67             8,118
   Superior Industries International               300            12,729
   Teleflex, Inc.                                  100             4,765
   Winnebago Industries                            400            11,180
                                                            ------------
                                                                  69,535
                                                            ------------
Banks--8.6%

   Andover Bancorp, Inc.                           150             7,689
   Astoria Financial Corp.                         200            11,998
   Bancwest Corp.                                  300            10,437
   Banknorth Group, Inc.                           150             3,444
   Coastal Financial Corp.                         850            12,750
   CoBiz, Inc.                                     350             7,816
   Columbia Banking Systems, Inc. (A)              800            10,360
   Commerce Bancorp, Inc.                          150            11,430
   Commercial Federal Corp.                        450            11,205
   Compass Bancshares, Inc.                        450            12,262
   East-West Bancorp, Inc.                         450            11,484
   Equitable Bank (A)                              450            10,462
   F&M Bancorp                                     400            11,316



                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   F&M National Corp.                              300     $      12,036
   First Midwest Bancorp, Inc.                     350            11,529
   First of Long Island Corp.                      450            18,000
   First SecurityFed Financial, Inc.               550            10,615
   First Tennessee National Corp.                  400            13,760
   Frontier Financial Corp.                        400            11,264
   GBC Bancorp/California                          400            13,348
   Golden State Bancorp, Inc.                      100             3,323
   Greenpoint Financial Corp.                      200             8,252
   HF Financial Corp.                              750            10,012
   Hibernia Corp.                                  600            11,226
   Hudson City Bancorp, Inc.                       450            11,380
   Hudson United Bancorp                           400            10,984
   Investors Financial Services Corp.              150            11,127
   M&T Bank Corp.                                  200            16,100
   Marshall & Ilsley Corp.                         150             8,835
   Mercantile Bankshares Corp.                     300            12,639
   Mid-State Bancshares                            350             5,698
   Nara Bancorp, Inc. (A)                           50               950
   National Commerce Financial Corp.               350             9,205
   North Fork Bancorp                              300             9,732
   Peoples Bancshares, Inc.                        650             9,750
   Popular, Inc.                                   250             8,743
   Sky Financial Group, Inc.                       340             6,650
   TCF Financial Corp.                             150             7,320
   UnionBanCal Corp.                               300            11,097
   Warwick Community Bancorp, Inc.                 600            10,800
   Whitney Holding Corp.                           250            11,272
   WSFS Financial Corp.                            600            10,314
                                                            ------------
                                                                 428,614
                                                            ------------
Beauty Products--0.1%
   DEL Laboratories, Inc. (A)                       50               777
   Estee Lauder Cos., Inc.                         150             5,932
                                                            ------------
                                                                   6,709
                                                            ------------
Broadcasting, Newspapers &
Advertising--4.2%

   Adelphia Communications (A)                     400            14,760
   Allegiance Telecom, Inc. (A)                    350             5,246
   BHC Communications, Inc. (A)                    100            13,397
   Cablevision Systems Corp. (A)                   250            14,067
   Charter Communications, Inc. (A)                500            10,770
   Chris-Craft Industries, Inc. (A)                150            10,455
   COX Communications, Inc. (A)                  1,000            40,930
   DoubleClick, Inc. (A)                           400             4,540
   Emmis Communications Corp. (A)                  150             4,542
   Entercom Communications Corp. (A)               150             7,303
   Fox Entertainment Group, Inc. (A)               550            14,987
   Hearst-Argyle Television, Inc. (A)              500            10,700
   Hispanic Broadcasting Corp. (A)                 500            11,750



--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Lamar Advertising Co. (A)                       100     $       4,398
   United Television, Inc. (A)                     100            12,275
   USA Networks, Inc. (A)                          650            18,206
   Westwood One, Inc. (A)                          350             9,849
                                                            ------------
                                                                 208,175
                                                            ------------
Building &Construction--1.1%
   Clayton Homes, Inc.                             300             4,824
   DR Horton, Inc.                                 199             5,482
   Encompass Services Corp. (A)                  1,000             7,200
   Granite Construction, Inc.                      125             3,045
   Lennar Corp.                                    150             6,883
   Martin Marietta Materials                       250            11,020
   Ryland Group, Inc.                               50             3,125
   Standard-Pacific Corp.                           50             1,178
   Walter Industries, Inc.                         800            11,232
                                                            ------------
                                                                  53,989
                                                            ------------
Building &Construction Supplies--0.4%
   Griffon Corp. (A)                             1,000            11,800
   Penn Engineering & Manufacturing Corp.          600            10,050
                                                            ------------
                                                                  21,850
                                                            ------------
Chemicals--1.1%

   Crompton Corp.                                  950             8,750
   Cytec Industries, Inc. (A)                      150             4,873
   Eden Bioscience Corp. (A)                        50               528
   IMC Global, Inc.                              1,050            11,865
   Scotts Co. (A)                                  250             9,987
   Millennium Chemicals, Inc.                      650             9,464
   Valhi, Inc.                                   1,000            10,750
                                                            ------------
                                                                  56,217
                                                            ------------
Communications--0.2%

   Aquila, Inc. (A)                                450            11,857
                                                            ------------

Communications Equipment--3.0%
   CIENA Corp. (A)                                 600            19,884
   Corvis Corp. (A)                                500             1,950
   Digital Lightwave, Inc. (A)                     400             8,188
   Dionex Corp. (A)                                200             5,840
   Echostar Communications Corp. (A)               350            10,412
   Gemstar-TV Guide International, Inc. (A)        850            34,501
   Interdigital Communications Corp. (A)           900            10,755
   InterVoice-Brite, Inc. (A)                      500             6,455
   Juniper Networks, Inc. (A)                      600            15,414
   Netro Corp. (A)                                 200               676
   Oni Systems Corp. (A)                           300             6,945
   Openwave Systems, Inc. (A)                      441            11,272
   Polycom, Inc. (A)                               200             5,090
   Powerwave Technologies, Inc. (A)                250             4,290
   Sonus Networks, Inc. (A)                        350             7,679
   Triton Network Systems, Inc. (A)                850               467
                                                            ------------
                                                                 149,818
                                                            ------------


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

Computers & Services--3.0%
   3Com Corp. (A)                                  950     $       4,655
   Aether Systems, Inc. (A)                        150             1,587
   At Home Corp. (A)                             3,700             4,366
   Black Box Corp. (A)                             200            10,972
   Cacheflow, Inc. (A)                             100               335
   Cadence Design Systems, Inc. (A)                750            16,545
   CDW Computer Centers, Inc. (A)                  250            10,742
   Checkfree Corp. (A)                             350            10,556
   CNET Networks, Inc. (A)                         600             6,600
   Electronics for Imaging (A)                     100             2,204
   Emulex Corp. (A)                                200             4,694
   Extreme Networks (A)                            200             5,606
   Handspring, Inc. (A)                            900             3,042
   Inktomi Corp. (A)                               150               600
   Insight Enterprises, Inc. (A)                   450             9,230
   International Game Technology (A)               150             7,797
   Interland, Inc. (A)                           1,150             1,322
   Jack Henry & Associates                         350             9,895
   Macromedia, Inc. (A)                            200             3,440
   Nuance Communications, Inc. (A)                 150             2,010
   Sandisk Corp. (A)                               200             4,728
   Synopsys, Inc. (A)                               50             2,588
   VeriSign, Inc. (A)                              450            24,575
                                                            ------------
                                                                 148,089
                                                            ------------
Containers & Packaging--0.3%
   Longview Fibre Co.                              500             6,530
   Sonoco Products Co.                             250             6,458
                                                            ------------
                                                                  12,988
                                                            ------------
Electrical Services--2.6%
   Black Hills Corp.                               250            10,245
   CH Energy Group, Inc.                           150             6,322
   Cleco Corp.                                     500            11,375
   DPL, Inc.                                       300             7,308
   Energy East Corp.                               500            10,930
   Hawaiian Electric Industries                    300            11,745
   Montana Power Co.                               450             4,513
   Newpower Holdings, Inc. (A)                   1,050             7,350
   Northeast Utilities                             200             4,000
   Orion Power Holdings, Inc. (A)                  400             8,280
   Potomac Electric Power                          200             4,330
   Scana Corp.                                     400            10,736
   Sierra Pacific Resources                        300             4,734
   Teco Energy, Inc.                               200             5,714
   Utilicorp United, Inc.                          205             6,332
   Western Resources, Inc.                         200             3,718
   Wisconsin Energy Corp.                          450             9,963
                                                            ------------
                                                                 127,595
                                                            ------------

--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

Electronic & Other Electrical
Equipment--1.1%

   AVX Corp.                                       550      $     12,100
   C&D Technologies, Inc.                          300             9,375
   Lincoln Electric Holdings, Inc.                 250             5,980
   Ucar International, Inc. (A)                    750             8,325
   Vicor Corp. (A)                                 400             7,852
   Wilson Greatbatch Technologies,
      Inc. (A)                                     350             8,774
                                                            ------------
                                                                  52,406
                                                            ------------
Entertainment--1.2%

   Cedar Fair LP                                   450             9,855
   Century Casinos, Inc. (A)                     4,900            10,290
   Dover Downs Entertainment                       700            10,115
   Macrovision Corp. (A)                           150             7,250
   Metro-Goldwyn-Mayer, Inc. (A)                   600            12,000
   Park Place Entertainment Corp. (A)            1,050            11,246
                                                            ------------
                                                                  60,756
                                                            ------------
Environmental Services--0.4%
   Casella Waste Systems, Inc. (A)                 750            10,275
   Republic Services, Inc. (A)                     500             9,950
                                                            ------------
                                                                  20,225
                                                            ------------
Financial Services--2.5%
   AG Edwards, Inc.                                300            13,125
   Alliance Capital Management Holding LP           50             2,600
   AmeriCredit Corp. (A)                           200            12,298
   E*Trade Group, Inc. (A)                         850             5,508
   Federal Agricultural Mortgage Corp. (A)         400            11,200
   Federated Investors, Inc.                       150             4,534
   Goldman Sachs Group, Inc.                       300            24,948
   Knight Trading Group, Inc. (A)                  500             5,440
   LaBranche & Co., Inc. (A)                       250             7,237
   Legg Mason, Inc.                                 50             2,407
   NCO Portfolio Management, Inc. (A)            1,600            10,384
   Neuberger Berman, Inc.                           50             3,437
   Tucker Anthony Sutro Corp.                      450            10,777
   Waddell & Reed Financial, Inc.                  300             9,240
                                                            ------------
                                                                 123,135
                                                            ------------
Food, Beverage & Tobacco--1.6%
   Affiliated Managers Group (A)                   100             6,774
   Hormel Foods Corp.                              400            10,120
   IBP, Inc.                                       400            10,780
   Kraft Foods, Inc. (A)                           500            15,475
   McCormick & Co., Inc.                           250            10,672
   RJ Reynolds Tobacco Holdings, Inc.              300            16,113
   Tootsie Roll Industries                         112             4,352
   Tyson Foods, Inc.                               700             7,210
                                                            ------------
                                                                  81,496
                                                            ------------

Gas/Natural Gas--0.5%
   Southern Union Co. (A)                          500      $     10,245
   UGI Corp.                                       250             6,697
   Western Gas Resources, Inc.                     350            10,402
                                                            ------------
                                                                  27,344
                                                            ------------
Hotels &Lodging--0.8%
   Boca Resorts, Inc. (A)                          750             9,855
   Extended Stay America, Inc. (A)                 350             4,900
   MGM Mirage (A)                                  500            15,450
   Vail Resorts, Inc. (A)                          500             9,975
                                                            ------------
                                                                  40,180
                                                            ------------
Household Products--0.1%
   Acorn Products, Inc. (A)                      6,500             3,802
   Valspar Corp.                                   100             3,390
                                                            ------------
                                                                   7,192
                                                            ------------
Insurance--8.6%

   21st Century Holding Co.                      4,000             9,200
   21st Century Insurance Group                    350             6,580
   Allmerica Financial Corp.                        50             2,682
   Berkshire Hathaway, Inc. (A)                      3           207,600
   Ceres Group, Inc.                             2,000            10,190
   CNA Financial Corp. (A)                         400            15,500
   Commerce Group, Inc.                             50             1,842
   Gallagher, Arthur J. & Co.                      150             4,125
   Health Net, Inc. (A)                            600            11,010
   Horace Mann Educators                           300             6,192
   MID Atlantic Medical Services (A)               500            10,500
   Odyssey Re Holdings Corp. (A)                   600             9,510
   Old Republic International Corp.                300             7,950
   Oxford Health Plans (A)                         400            11,600
   PMI Group, Inc.                                 150            10,350
   Presidential Life Corp.                         500             9,615
   Protective Life Corp.                           300             9,960
   Radian Group, Inc.                              300            12,006
   Reinsurance Group of America                    100             3,908
   Transatlantic Holdings, Inc.                     75             5,801
   Trigon Healthcare, Inc. (A)                     200            13,696
   Unitrin, Inc.                                   300            11,250
   W.R. Berkley Corp.                              250            10,475
   WebMD Corp. (A)                               1,800            10,368
   Wesco Financial Corp.                            50            15,850
                                                            ------------
                                                                 427,760
                                                            ------------
Leasing &Renting--0.0%
   Comdisco, Inc.                                  650               780
                                                            ------------

Lumber & Wood Products--0.5%
   American Woodmark Corp.                         300            14,265
   Georgia-Pacific Corp. (Timber Group)            300            10,803
                                                            ------------
                                                                  25,068
                                                            ------------


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Machinery--1.6%

   Agco Corp.                                      350     $       3,608
   Aptargroup, Inc.                                350            11,550
   Capstone Turbine Corp. (A)                      200             2,324
   Cooper Cameron Corp. (A)                        200            10,182
   Donaldson Co., Inc.                             100             3,080
   Hydril Co. (A)                                  450             8,518
   Lam Research Corp. (A)                          450            12,595
   Rayovac Corp. (A)                               500            10,435
   Smith International, Inc. (A)                   100             5,440
   Varian Medical Systems, Inc. (A)                150            10,725
                                                            ------------
                                                                  78,457
                                                            ------------
Marine Transportation--0.5%
   Alexander & Baldwin, Inc.                       450            11,430
   Royal Caribbean Cruises Ltd.                    600            14,178
                                                            ------------
                                                                  25,608
                                                            ------------
Measuring Devices--1.1%
   Credence Systems Corp. (A)                      550            11,385
   Input/Output, Inc. (A)                          900             9,810
   Inverness Medical Technology, Inc. (A)          300            11,142
   Microchip Technology, Inc. (A)                  375            13,612
   Newport Corp.                                   100             2,295
   Waters Corp. (A)                                200             5,900
                                                            ------------
                                                                  54,144
                                                            ------------
Medical Products &Services--3.9%
   Apogent Technologies, Inc. (A)                  200             4,810
   Biosite, Inc. (A)                               300            10,263
   Caremark Rx, Inc. (A)                           400             7,032
   Community Health Systems, Inc. (A)              350            11,200
   Coventry Health Care, Inc. (A)                  600            13,806
   Cryolife, Inc. (A)                               50             2,067
   Cytyc Corp. (A)                                 450            11,223
   Enzon, Inc. (A)                                 100             6,425
   Express Scripts, Inc. (A)                       150             8,752
   First Health Group Corp. (A)                    400            10,636
   Haemonetics Corp. (A)                           200             6,702
   Health Management Associates, Inc. (A)          450             8,892
   Hillenbrand Industries, Inc.                    100             5,660
   Human Genome Sciences, Inc. (A)                 200            10,156
   Laboratory Corp. of America Holdings (A)        150            13,494
   Lincare Holdings, Inc. (A)                      400            13,140
   Minimed, Inc. (A)                               200             9,536
   Patterson Dental Co. (A)                        300            10,410
   Renal Care Group, Inc. (A)                      400            11,800
   Steris Corp. (A)                                100             2,151
   Techne Corp. (A)                                350            10,251
   Universal Health Services (A)                   150             7,425
                                                            ------------
                                                                 195,831
                                                            ------------
Metals &Mining--0.2%
   Stillwater Mining Co. (A)                       400            10,320
                                                            ------------
Miscellaneous Business Services--5.3%
   Ablest, Inc. (A)                              2,250      $     10,125
   ABM Industries, Inc.                            200             7,310
   Affiliated Computer Services, Inc. (A)          100             8,284
   Akamai Technologies, Inc. (A)                   400             3,100
   Amazon.Com, Inc. (A)                            450             5,621
   America Online Latin America, Inc. (A)        1,150             6,739
   Ceridian Corp. (A)                              600            10,374
   Choicepoint, Inc. (A)                           250            10,208
   CMGI, Inc. (A)                                  400               808
   CSG Systems International (A)                   200             9,432
   eBay, Inc. (A)                                  550            34,413
   Factset Research Systems, Inc.                  350            11,603
   Foundry Networks, Inc. (A)                      200             4,212
   Gtech Holdings Corp. (A)                        300             9,615
   Homestore.com, Inc. (A)                         300             8,280
   I-many, Inc. (A)                                600             3,108
   Infonet Services Corp. (A)                    1,200             7,704
   Infospace, Inc. (A)                           2,150             4,494
   Internap Network Services (A)                   500               945
   Intertrust Technologies Corp. (A)               950               979
   Korn/Ferry International (A)                    700            10,787
   On Assignment, Inc. (A)                         550            10,324
   Pittston Brink's Group                          500            11,025
   Priceline.com, Inc. (A)                         550             4,879
   Probusiness Services, Inc. (A)                  400            11,028
   RealNetworks, Inc. (A)                          350             2,457
   Rollins, Inc. (A)                               550            10,863
   SEI Investments                                 150             7,188
   Service Corp. International (A)                 950             7,505
   Total System Services, Inc.                     350            12,044
   VerticalNet, Inc. (A)                           300               417
   Websense, Inc. (A)                              650             9,692
   Wind River Systems (A)                          700            10,024
                                                            ------------
                                                                 265,587
                                                            ------------
Miscellaneous Manufacturing--0.5%
   Allied Devices Corp. (A)                      3,800             6,878
   General Cable Corp.                             600             9,624
   Optical Cable Corp. (A)                         675             6,278
                                                            ------------
                                                                  22,780
                                                            ------------

Office Furniture &Fixtures--0.0%
   Lear Corp. (A)                                   50             1,980
                                                            ------------

Paper &Paper Products--0.4%
   PH Glatfelter Co.                               800            12,584
   Smurfit-Stone Container Corp. (A)               350             6,094
                                                            ------------
                                                                  18,678
                                                            ------------

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

Petroleum & Fuel Products--3.1%
   Atwood Oceanics (A)                             250     $       8,225
   BJ Services Co. (A)                             500            12,610
   Callon Petroleum Co. (A)                      1,050            10,658
   Diamond Offshore Drilling                       350            10,269
   Ensco International, Inc.                       400             8,276
   Global Industries Ltd. (A)                      200             2,036
   Global Marine, Inc. (A)                         500             8,640
   Helmerich & Payne, Inc. (A)                     200             6,232
   Mitchell Energy & Development Corp.             200             9,320
   Ocean Energy, Inc.                              500             9,820
   Pure Resources, Inc. (A)                        550            10,093
   Santa Fe International Corp.                    400            11,960
   Tetra Technologies, Inc. (A)                    450            10,998
   Tidewater, Inc.                                 250             8,810
   Vintage Petroleum, Inc. (A)                     700            12,985
   Weatherford International, Inc. (A)             350            14,753
                                                            ------------
                                                                 155,685
                                                            ------------
Petroleum Refining--0.7%
   Murphy Oil Corp.                                150            11,483
   National-Oilwell, Inc. (A)                      450             8,550
   Pennzoil-Quaker State Co.                       700             7,854
   Ultramar Diamond Shamrock Corp.                 200             9,450
                                                            ------------
                                                                  37,337
                                                            ------------
Pharmaceuticals--5.5%

   Abgenix, Inc. (A)                               250             7,270
   Andrx Group (A)                                 200            13,578
   Avant Immunotherapeutics, Inc. (A)            1,900            10,336
   Charles River Laboratories
     International (A)                             100             3,030
   Cytogen Corp. (A)                             1,750             7,173
   Digene Corp. (A)                                300            10,389
   Genentech, Inc. (A)                             400            16,920
   GenStar Therapeutics Corp. (A)                1,350             3,226
   Genzyme Corp.-General Division (A)              300            16,800
   Gilead Sciences, Inc. (A)                       100             5,129
   Henry Schein, Inc. (A)                          100             3,700
   Idec Pharmaceuticals Corp. (A)                  350            18,893
   ImClone Systems (A)                             250            10,715
   Immunex Corp. (A)                             1,300            20,046
   Immunogen, Inc. (A)                             700            10,752
   Invitrogen Corp. (A)                            112             7,171
   IVAX Corp. (A)                                  325            11,050
   Lafarge Corp.                                   300            10,044
   Ligand Pharmaceuticals, Inc. (A)                100             1,005
   Medarex, Inc. (A)                               300             6,387
   Mylan Laboratories                              250             8,437
   Perrigo Co. (A)                                 650            10,770
   Protein Design Labs, Inc. (A)                   100     $       5,570
   Regeneration Technologies, Inc. (A)           1,300            12,038
   Sepracor, Inc. (A)                              150             6,609
   SICOR, Inc. (A)                                 450            11,205
   United Therapeutics Corp. (A)                   300             3,663
   Vertex Pharmaceuticals, Inc. (A)                355            14,182
   Vishay Intertechnology, Inc. (A)                400             9,620
                                                            ------------
                                                                 275,708
                                                            ------------
Printing &Publishing--0.9%
   EW Scripps Co.                                  150            10,473
   Mail-Well, Inc. (A)                           2,200             9,790
   Readers Digest Association                      300             6,723
   Reynolds & Reynolds Co.                         300             6,870
   Triad Hospitals, Inc. (A)                       287             9,735
                                                            ------------
                                                                  43,591
                                                            ------------
Professional Services--1.3%
   Apollo Group, Inc. (A)                          200             8,708
   Corinthian Colleges, Inc. (A)                   250            11,603
   DeVry, Inc. (A)                                 300            11,706
   Edison Schools, Inc. (A)                        450             8,213
   Icos Corp. (A)                                  200            12,270
   Learning Tree International (A)                 250             5,743
   Servicemaster Co.                               500             6,090
                                                            ------------
                                                                  64,333
                                                            ------------
Real Estate--0.1%
   Forest City Enterprises, Inc.                   100             5,130
                                                            ------------

Real Estate Investment Trusts--5.2%
   Apartment Investment & Management Co.           150             6,933
   Archstone Communities Trust                     400            10,204
   AvalonBay Communities, Inc.                      50             2,392
   Boston Properties, Inc.                         100             3,855
   BRE Properties                                  200             6,072
   Cousins Properties, Inc.                        200             5,022
   Crescent Real Estate Equities Co.               450            10,858
   Duke Realty Corp.                               500            12,195
   Equity Office Properties Trust                  749            22,478
   Equity Residential Properties Trust             350            19,845
   FelCor Lodging Trust, Inc.                      500            10,870
   Great Lakes REIT, Inc.                          550             9,680
   Health Care Property Investors, Inc.            100             3,568
   Hospitality Properties Trust                    250             7,012
   Host Marriott Corp.                             350             4,427
   iStar Financial, Inc.                           400            11,196
   Kimco Realty Corp.                              250            11,700
   Kramont Realty Trust                            450             5,760
   Mills Corp.                                     450            10,287
   Parkway Properties, Inc.                        350            11,655


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Pennsylvania Real Estate
     Investment Trust                              450     $       9,855
   Prologis Trust                                  300             6,360
   PS Business Parks, Inc.                         200             5,760
   Public Storage, Inc.                            200             5,904
   Regency Centers Corp.                           250             6,430
   Simon Property Group, Inc.                      300             8,505
   Vornado Realty Trust                            300            11,592
   Westfield America, Inc.                         650            10,341
   Winston Hotels, Inc.                          1,000             9,880
                                                            ------------
                                                                 260,636
                                                            ------------
Retail--4.5%

   Abercrombie & Fitch Co. (A)                     300            11,646
   American Eagle Outfitters (A)                   300            11,025
   BJ's Wholesale Club, Inc. (A)                   200            11,200
   Bob Evans Farms                                 300             5,544
   Brinker International, Inc. (A)                 400            10,088
   CBRL Group, Inc.                                200             3,878
   Claires Stores, Inc.                            700            12,012
   Cost Plus, Inc. (A)                             400            11,292
   CSK Auto Corp. (A)                            1,650            10,395
   Dollar Tree Stores, Inc. (A)                    350             9,111
   Family Dollar Stores                            300             8,973
   Intimate Brands, Inc.                           900            14,535
   Men's Wearhouse, Inc. (A)                       500            12,100
   Michaels Stores, Inc. (A)                       100             4,197
   Pier 1 Imports, Inc.                            900            10,575
   Rite Aid Corp. (A)                            1,200            10,104
   Sonic Corp. (A)                                 225             6,707
   Talbots, Inc.                                   150             6,450
   Trans World Entertainment (A)                 1,400            10,780
   Triarc Cos. (A)                                 400            10,480
   Ultimate Electronics, Inc. (A)                  400            10,780
   Viad Corp.                                      200             4,896
   Whole Foods Market, Inc. (A)                    200             6,790
   Zale Corp.                                      350            11,813
                                                            ------------
                                                                 225,371
                                                            ------------
Rubber &Plastic--0.3%
   Advanced Technical Products, Inc. (A)         1,400            15,162
                                                            ------------

Semi-Conductors/Instruments--4.0%
   Agere Systems, Inc. (A)                       1,600             8,848
   Amkor Technology, Inc. (A)                      450             8,190
   Atmel Corp. (A)                                 850             8,509
   Avanex Corp. (A)                                250             1,740
   Caliper Technologies Corp., NMS (A)             250             4,113
   Cree, Inc. (A)                                  300             7,338
   Cypress Semiconductor Corp. (A)                 350             9,548
   Finisar Corp. (A)                               350             4,001
   Globespan, Inc. (A)                             750      $     12,000
   Integrated Circuit Systems, Inc. (A)            300             5,790
   Integrated Device Technology, Inc. (A)          200             7,370
   International Rectifier Corp. (A)               250             9,335
   Lattice Semiconductor Corp. (A)                 450            10,890
   Micrel, Inc. (A)                                250             8,420
   Next Level Communications, Inc. (A)             200               650
   Nvidia Corp. (A)                                200            16,180
   OAK Technology, Inc. (A)                        600             5,394
   Oplink Communications, Inc. (A)                 950             1,843
   Rambus, Inc. (A)                              1,000             7,840
   RF Micro Devices, Inc. (A)                      350             9,576
   Silicon Laboratories, Inc. (A)                  450             9,081
   Stanford Microdevices, Inc. (A)                 950             7,600
   Three-Five Systems, Inc. (A)                    700            15,351
   Transmeta Corp./Delaware (A)                    500             1,210
   Transwitch Corp. (A)                            300             2,472
   Triquint Semiconductor, Inc. (A)                300             6,795
   Virata Corp. (A)                                700             8,519
                                                            ------------
                                                                 198,603
                                                            ------------
Software--4.6%

   Ariba, Inc. (A)                                 300             1,203
   Art Technology Group, Inc. (A)                  800             1,608
   BEA Systems, Inc. (A)                           700            15,435
   Brocade Communications System (A)               425            13,987
   Cerner Corp.                                    100             5,634
   Commerce One, Inc. (A)                          750             2,805
   Cybear Group (A)                                  7                11
   DST Systems, Inc. (A)                           150             7,087
   E.piphany, Inc. (A)                           1,100             9,845
   Echelon Corp. (A)                               400             9,672
   Electronic Arts, Inc. (A)                       300            17,076
   I2 Technologies, Inc. (A)                       900             8,685
   Interactive Intelligence, Inc. (A)              350             2,870
   Interwoven, Inc. (A)                            400             4,116
   Matrixone, Inc. (A)                             400             6,340
   Micromuse, Inc. (A)                             200             3,054
   NETIQ Corp. (A)                                 200             6,598
   Packeteer, Inc. (A)                             350             3,150
   Peregrine Systems, Inc. (A)                     500            13,675
   Portal Software, Inc. (A)                     1,950             5,265
   Quest Software, Inc. (A)                        300             8,421
   Rational Software Corp. (A)                     300             5,136
   Red Hat, Inc. (A)                             2,150             8,514
   Saba Software, Inc. (A)                         750             9,638
   Seebeyond Technology Corp. (A)                  800             5,920
   SonicWall, Inc. (A)                             150             3,188
   Sungard Data Systems, Inc. (A)                  400            10,908
   Symantec Corp. (A)                              100             4,821


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

   Take-Two Interactive Software (A)               600      $     11,916
   Tibco Software, Inc. (A)                        250             2,263
   Verity, Inc. (A)                                600            10,536
   Vignette Corp. (A)                              450             3,573
   Vitria Technology, Inc. (A)                     350             1,250
   webMethods, Inc. (A)                            200             3,122
                                                            ------------
                                                                 227,322
                                                            ------------
Specialty Machinery--0.6%
   American Standard Cos. (A)                      150            10,208
   Watsco, Inc.                                    400             5,680
   York International Corp.                        400            13,248
                                                            ------------
                                                                  29,136
                                                            ------------
Steel & Steel Works--0.3%
   AK Steel Holding Corp.                        1,050            13,766
                                                            ------------

Telephones & Telecommunications--3.1%
   Alaska Communications Systems
     Group (A)                                   1,100             8,360
   American Tower Corp. (A)                        400             6,780
   AT&T Latin America Corp. (A)                  2,550             9,231
   Broadwing, Inc. (A)                             600            14,586
   Crown Castle International Corp. (A)            450             4,388
   Exodus Communications, Inc. (A)                 550               644
   Leap Wireless International, Inc. (A)           300             7,362
   Level 3 Communications, Inc. (A)                500             2,235
   McLeodUSA, Inc. (A)                           1,000             2,440
   Metromedia Fiber Network, Inc. (A)              600               522
   Nextel Partners, Inc. (A)                       500             7,430
   NTL, Inc. (A)                                   350             3,329
   PanAmSat Corp. (A)                              300             9,789
   RCN Corp. (A)                                 1,600             6,448
   Redback Networks (A)                            200             1,280
   Somera Communications, Inc. (A)               1,150             7,245
   Sycamore Networks, Inc. (A)                     300             2,100
   TeleCorp PCS, Inc. (A)                          700            10,563
   Telephone & Data Systems, Inc.                  150            16,163
   Time Warner Telecom, Inc. (A)                   150             4,217
   US Cellular Corp. (A)                           250            14,075
   Western Wireless Corp. (A)                      100             3,891
   XM Satellite Radio Holdings, Inc. (A)           800             9,784
   XO Communications, Inc. (A)                     450               603
                                                            ------------
                                                                 153,465
                                                            ------------
Testing Laboratories--1.4%
   Affymetrix, Inc. (A)                            250             6,240
   Celera Genomics Group -
     Applera Corp. (A)                             200             6,126
   Celgene Corp. (A)                               250             6,545
   Cephalon, Inc. (A)                              200      $     12,780
   CuraGen Corp. (A)                               100             2,267
   CV Therapeutics, Inc. (A)                        50             2,246
   Maxim Pharmaceuticals, Inc. (A)                 300             1,692
   Maxygen (A)                                     600             9,414
   Millennium Pharmaceuticals (A)                  300             9,384
   Quest Diagnostics, Inc. (A)                     150            10,365
                                                            ------------
                                                                  67,059
                                                            ------------
Transportation Services--0.2%
   Galileo International, Inc.                     300             9,972
                                                            ------------

Trucking--1.2%

   C.H. Robinson Worldwide, Inc.                   100             3,075
   Expeditors International Washington, Inc.       100             5,682
   Forward Air Corp. (A)                           350             9,678
   Roadway Corp.                                   450            13,073
   United Parcel Service, Inc.                     500            28,415
                                                             -----------
                                                                  59,923
                                                            ------------
Water Utilities--0.2%
   American Water Works, Inc.                      350            10,882
                                                            ------------

Wholesale--1.8%

   Amerisource Health Corp. (A)                    100             5,814
   Arrow Electronics, Inc. (A)                     500            13,375
   Avnet, Inc.                                     500            11,945
   Bergen Brunswig Corp.                           550            11,622
   Fastenal Co.                                    200            13,100
   Fleming Cos., Inc.                              150             5,313
   Fresh Del Monte Produce (A)                   1,000            11,950
   Handleman Co.                                   400             6,000
   Ingram Micro, Inc. (A)                          700             9,772
                                                             -----------
                                                                  88,891
                                                            ------------

Total Common Stock

(Cost $6,954,883)--99.0%                                       4,936,367
                                                             -----------

Total Investments

(Cost $6,954,883)--99.0%                                       4,936,367

Other Assets and Liabilities, Net--1.0%                           49,019
                                                            ------------

Net Assets--100.0%                                            $4,985,386
                                                            ============

(A) Non-income producing security.

LP  Limited Partnership


             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

Foreign Common Stock

Australia--11.5%

   AMP Ltd.                                      1,800      $     17,519
   Australia & New Zealand Banking               3,100            24,517
   BHP Ltd.                                      8,260            40,648
   Brambles Industries Ltd.                        500            11,759
   Coca-Cola Amatil Ltd.                         5,200            12,794
   Commonwealth Bank of Australia                3,000            44,896
   CSL Ltd.                                        700            16,657
   CSR Ltd.                                      3,900            13,394
   National Australia Bank                       3,300            54,224
   News Corp. Ltd.                               3,400            31,033
   NRMA Insurance Group Ltd. (A)                 8,600            14,397
   OneSteel Ltd. (A)                               725               386
   Pacific Dunlop Ltd.                          27,000            10,684
   Publishing & Broadcasting Ltd.                2,700            14,094
   Rio Tinto Ltd.                                  700            11,754
   TABCORP Holdings Ltd.                         2,700            11,985
   Telstra Corp. Ltd.                            4,700            11,850
   Wesfarmers Ltd.                               1,100            15,820
   Westfield Holdings Ltd.                       2,000            14,204
   Westpac Banking Corp.                         3,000            20,865
   WMC Ltd.                                      2,700            11,839
   Woodside Petroleum Ltd.                       1,700            12,376
   Woolworths Ltd.                               2,700            15,136
                                                            ------------
                                                                 432,831
                                                            ------------
Hong Kong--6.1%
   Amoy Properties                              12,000            13,231
   Cheung Kong Holdings Ltd.                     3,000            29,713
   CLP Holdings Ltd.                             4,200            17,716
   Hang Seng Bank                                1,700            19,071
   Henderson Land Development                    3,000            14,154
   Hutchison Whampoa                             5,000            48,239
   Johnson Electric Holdings                     3,000             4,385
   MTR Corp.                                     8,000            12,872
   Pacific Century CyberWorks Ltd. (A)          23,000             5,898
   Sun Hung Kai Properties Ltd.                  4,000            35,130
   Swire Pacific Ltd.                            2,500            13,366
   Television Broadcasts Ltd.                    3,000            12,577
   Wharf Holdings Ltd.                           2,000             4,526
                                                            ------------
                                                                 230,878
                                                            ------------
Japan--76.3%

   77 Bank Ltd.                                  1,000             5,445
   Acom Co. Ltd.                                   200            16,303
   Advantest Corp.                                 200            14,702
   Aiful Corp.                                     150            12,600
   All Nippon Airways Co. Ltd. (A)               4,000            11,851
   Alps Electric Co.                             1,000             8,376
   Asahi Bank Ltd.                               5,000             8,328
   Asahi Kasei Corp.                             3,000            12,227
   Asahi Glass Co. Ltd.                          2,000      $     14,381
   Bank of Yokohama Ltd.                         4,000            15,374
   Bridgestone Corp.                             2,000            16,607
   Canon Inc.                                    2,000            67,582
   Chubu Electric Power Co., Inc.                1,300            26,961
   Credit Saison Co. Ltd.                          700            16,311
   Dai Nippon Printing Co. Ltd.                  1,000            11,411
   Daikin                                        1,000            19,578
   Daito Trust Construction Co. Ltd.               800            13,420
   Daiwa Bank Ltd.                               7,000             7,231
   Daiwa House Industry Co. Ltd.                 1,000             7,383
   Daiwa Securities Group, Inc.                  2,000            17,376
   Denso Corp.                                   1,000            18,457
   East Japan Railway Co.                            7            37,499
   Fanuc                                           400            17,328
   Fuji Photo Film Co. Ltd.                      1,000            39,556
   Fujitsu Ltd.                                  3,000            27,986
   Furukawa Electric Co. Ltd.                    1,000             7,679
   Hitachi Ltd.                                  6,000            50,494
   Hitachi Software Engineering Co. Ltd.         1,000            42,439
   Honda Motor Co. Ltd.                          1,000            45,482
   Ito-Yokado Co. Ltd.                           1,000            43,960
   Japan Airlines Co. Ltd.                       4,000            12,171
   Japan Tobacco, Inc.                               3            21,740
   Kansai Electric Power Co.                     1,600            26,584
   KAO Corp.                                     1,000            23,382
   Kawasaki Heavy Industries Ltd.                8,000            11,723
   Kinki Nippon Railway Co. Ltd.                 4,000            15,374
   Kirin Brewery Co. Ltd.                        2,000            16,367
   Komatsu Ltd.                                  2,000             8,216
   Konami Corp.                                    200             8,856
   Kuraray Co. Ltd.                              2,000            14,157
   Kyocera Corp.                                   300            22,485
   Kyowa Hakko Kogyo Co. Ltd.                    2,000            12,572
   Kyushu Electric Power                           800            13,068
   Marubeni Corp.                               10,000            15,374
   Marui Co., Ltd.                               1,000            14,069
   Matsushita Electric Industrial Co.            4,000            55,731
   Meiji Milk Products                           4,000            15,534
   Minebea Co., Ltd.                             2,000            11,771
   Mitsubishi Corp.                              3,000            23,494
   Mitsubishi Chemical Corp.                     5,000            13,332
   Mitsubishi Electric Corp.                     4,000            16,751
   Mitsubishi Estate Co. Ltd.                    2,000            18,753
   Mitsubishi Heavy Industries Ltd.              6,000            22,725
   Mitsubishi Materials Corp.                    5,000             9,889
   Mitsubishi Tokyo Financial Group Ltd.             7            55,996
   Mitsui & Co. Ltd.                             3,000            19,938
   Mitsui Fudosan                                2,000            18,929
   Mizuho Holding, Inc.                             11            42,279
   Mori Seiki Co. Ltd.                           2,000            15,775


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                Number of        Market
                                                Shares           Value
                                                ------           -----

   NEC Corp.                                     3,000      $     40,093
   OJI Paper                                     3,000            16,311
   Nikko Securities Co. Ltd.                     3,000            18,833
   Nikon                                         1,000             8,408
   Nintendo Co. Ltd.                               200            35,329
   Nippon Comsys Corp.                           1,000            11,483
   Nippon Express Co Ltd                         3,000            12,179
   Nippon Mitsubishi Oil Corp.                   3,000            15,903
   Nippon Sheet Glass                            1,000             5,085
   Nippon Steel Corp.                           11,000            15,590
   Nippon Telegraph & Telephone Corp.                7            35,929
   Nippon Yusen Kabushiki Kaisha                 4,000            14,766
   Nishimatsu Construction                       5,000            21,220
   Nissan Motor Co. Ltd.                         5,000            34,352
   Nisshin Flour Milling                         2,000            14,766
   Nomura Securities Co. Ltd.                    4,000            65,340
   NSK Ltd.                                      4,000            15,214
   NTT Data Corp.                                    3            14,269
   NTT Docomi, Inc.                                  7            96,969
   Oriental Land Co. Ltd.                          200            14,974
   Orix Corp.                                      200            16,896
   Osaka Gas Co. Ltd.                            5,000            15,574
   Promise Co. Ltd.                                100             7,247
   Ricoh Co. Ltd.                                1,000            18,737
   Rohm Co. Ltd.                                   200            27,593
   Sankyo Co. Ltd.                               1,000            19,338
   Sanyo Electric Co. Ltd.                       3,000            16,503
   Sekisui House Ltd.                            2,000            16,527
   Seven-Eleven                                  1,000            36,353
   Sharp Corp.                                   2,000            22,997
   Shin-Etsu Chemical Co.                        1,000            34,672
   Shiseido Co. Ltd.                             2,000            18,769
   Shizuoka Bank Ltd.                            2,000            16,335
   SMC Corp.                                       100             9,329
   Softbank Corp.                                  500            12,572
   Sony Corp.                                    1,800            88,642
   Sumitomo Bank Ltd.                            6,200            44,383
   Sumitomo Chemical Co. Ltd.                    4,000            17,040
   Sumitomo Corp.                                2,000            11,979
   Sumitomo Electric Industries Ltd.             1,000             9,913
   Sumitomo Trust & Banking Co. Ltd.             3,000            17,392
   Taisho Pharmaceutical Co. Ltd.                1,000            19,858
   Takeda Chemical Industries Ltd.               2,000            92,245
   Takefuji Corp.                                  200            16,944
   Terumo Corp.                                  1,000            18,417
   Tohoku Electric Power                         1,100            19,378

   Tokio Marine & Fire Insurance                 3,000      $     28,058
   Tokyo Electric Power Co.                      2,500            58,954
   Tokyo Gas Co. Ltd.                            5,000            15,614
   Tokyu Corp.                                   3,000            16,839
   Toppan Printing Co. Ltd.                      2,000            19,506
   Toray Industries, Inc.                        5,000            16,615
   Toshiba Corp.                                 5,000            23,382
   Toyo Seikan Kaisha Ltd.                       1,000            14,902
   Toyota Motor Corp.                            5,000           164,952
   UFJ Holdings, Inc.                                5            22,580
   Uni-Charm Corp.                                 300             8,168
   Wacoal Corp.                                  2,000            20,034
   Yamaha Corp.                                  2,000            19,954
   Yamanouchi Pharmaceutical Co. Ltd.            1,000            27,704
   Yamato Transport Co. Ltd.                     1,000            19,458
   Yamazaki Baking Co. Ltd.                      2,000            13,466
                                                            ------------
                                                               2,874,194
                                                            ------------
New Zealand--0.3%
   Contact Energy Ltd.                           9,000            12,176
                                                            ------------

Singapore--1.4%

   Chartered Semiconductor

      Manufacturing Ltd. (A)                     2,000             5,172
   Singapore Airlines Ltd.                       2,000            14,096
   Singapore Press Holdings                      1,000            10,711
   Singapore Telecommunications                 10,000            10,100
   United Overseas Bank                          2,000            11,655
                                                            ------------
                                                                  51,734
                                                            ------------

Total Foreign Common Stock

 (Cost $4,917,792)--95.6%                                      3,601,813
                                                            ------------

Foreign Preferred Stock

Australia--0.8%

   News Corp. Ltd.                               3,600            28,309
                                                            ------------

Total Foreign Preferred Stock

(Cost $39,242)--0.8%                                              28,309
                                                            ------------

Total Investments (Cost $4,957,034)--96.4%                     3,630,122

Other Assets and Liabilities, Net--3.6%                          135,957
                                                            ------------

Net Assets--100.0%                                            $3,766,079
                                                            ============

(A) Non-income producing security.



--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                   ASIAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                               As of July 31, 2001, the Asian Index Fund's sector diversification was as follows:

                                                                                          Market                   % of
                               Sector Diversification                                      Value                Net Assets
                                                                                       -------------          --------------

                               Electronics                                                 $424,103               11.3%
                               Banks                                                        410,571               10.9
                               Automotive                                                   279,849                7.4
                               Medical                                                      206,792                5.5
                               Finance                                                      205,367                5.5
                               Telephones & Telecommunications                              192,608                5.1
                               Audio/Video Products                                         164,327                4.4
                               Real Estate                                                  157,535                4.2
                               Transportation                                               128,987                3.4
                               Food, Beverage & Tobacco                                     109,805                2.9
                               Diversified Manufacturing                                    105,583                2.8
                               Building & Construction Materials                             97,568                2.6
                               Retail                                                        94,383                2.5
                               Computers                                                     91,853                2.4
                               Office Equipment                                              86,319                2.3
                               Chemicals                                                     77,271                2.1
                               Petroleum & Fuel Products                                     75,778                2.0
                               Commercial Services                                           71,481                1.9
                               Import/Export                                                 70,785                1.9
                               Multimedia                                                    57,705                1.5
                               Metals                                                        52,834                1.4
                               Textiles                                                      50,807                1.3
                               Cosmetics & Toiletries                                        50,318                1.3
                               Photographic Supplies & Equipment                             47,964                1.3
                               Insurance                                                     42,455                1.1
                               Printing                                                      41,627                1.1
                               Minerals                                                      40,648                1.1
                               Airlines                                                      38,118                1.0
                               Toys                                                          35,329                0.9
                               Machinery                                                     33,319                0.9
                               Semiconductors                                                32,766                0.9
                               Recreation                                                    26,958                0.7
                                                                                      -------------             --------

                               Total Foreign Common Stock                                 3,601,813               95.6
                               Total Foreign Preferred Stock                                 28,309                0.8
                                                                                      -------------             --------
                               Total Investments                                          3,630,122               96.4

                               Other Assets and Liabilities, Net                            135,957                3.6
                                                                                      -------------             --------

                               Net Assets                                                $3,766,079              100.0%
                                                                                      =============             ========



             Please See Accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Foreign Common Stock

Austria--0.0%

   OMV AG                                            5     $         465
                                                            ------------

Belgium--0.9%

   Dexia                                           630             9,796
   Electrabel                                       25             5,399
   Fortis (B)                                      533            13,940
   KBC Bancassurance Holding                        28             1,091
   Solvay SA                                        72             3,849
   UCB                                             233             8,881
                                                            ------------
                                                                  42,956
                                                            ------------
Denmark--1.1%

   Carlsberg A/S                                    82             3,506
   D/S 1912                                          1             8,163
   D/S Svendborg                                     1            10,642
   Danske Bank A/S                                 476             8,275
   H. Lundbeck A/S                                 290             9,333
   Novo-Nordisk A/S                                174             7,868
   Novozymes A/S (A)                                74             1,582
   TDC A/S                                          29             1,035
                                                            ------------
                                                                  50,404
                                                            ------------
Finland--3.0%

   Comptel Plc                                     929             4,959
   Fortum Oyj                                    1,989             7,832
   Nokia Oyj                                     4,602           101,273
   Sampo Oyj                                       422             3,526
   Sonera Oyj                                      599             3,721
   Stora Enso Oyj                                  855             7,930
   UPM-Kymmene Oyj                                 311             9,252
                                                            ------------
                                                                 138,493
                                                            ------------
France--14.2%

   Accor SA                                        222             8,936
   Air France                                      500             8,571
   Air Liquide                                     119            16,764
   Alcatel SA                                      918            16,346
   Alstom                                          304             8,472
   Altran Technologies SA                          172             8,744
   Aventis SA                                      665            51,118
   Axa                                           1,360            39,806
   BNP Paribas                                     361            31,366
   Bouygues                                        274             9,230
   Cap Gemini SA                                    98             6,796
   Carrefour Supermarche                           507            28,636
   Casino                                          110             8,975
   Cie de Saint-Gobain                              47             6,930
   Coflexip                                         59             9,447
   Dassault Systemes SA                            176             7,434
   European Aeronautics                            459             9,117
   France Telecom                                  339            15,617
   Groupe Danone                                   120            15,645
   Lafarge SA                                      124      $     10,590
   Lagardere S.C.A.                                116             6,115
   L'Oreal                                         331            24,024
   LVMH Moet Hennessy Louis Vuitton                216            11,435
   Pechiney SA                                     172             8,804
   Peugeot SA                                      188             8,883
   Pinault-Printemps-Redoute                        35             5,173
   Renault SA                                      182             8,257
   Sanofi-Synthelabo SA                            358            22,491
   Schneider Electric SA                            44             2,349
   Societe Generale                                340            18,921
   Societe Television                              296             9,984
   Sodexho Alliance SA                             170             8,694
   STMicroelectronics                              473            15,338
   Suez SA                                         808            27,269
   Thales SA                                       101             3,947
   Thomson Multimedia (A)                          288             9,248
   TotalFina Elf  SA                               617            87,784
   Usinor SA                                        33               375
   Valeo SA                                         79             3,543
   Vinci                                           136             8,723
   Vivendi Universal                               842            49,363
                                                            ------------
                                                                 659,260
                                                            ------------
Germany--9.9%

   Allianz AG                                      197            55,246
   Altana AG                                       238             8,788
   BASF AG                                         494            20,164
   Bayer AG                                        588            24,233
   Bayerische Hypo-und Vereinsbank AG              339            15,069
   Beiersdorf AG                                    34             3,981
   DaimlerChrysler AG                              808            39,839
   Deutsche Bank AG                                483            33,806
   Deutsche Lufthansa                              531             8,921
   Deutsche Post AG                                 88             1,374
   Deutsche Telekom                              1,874            41,633
   E.ON AG                                         605            32,980
   Fresenius Medical                               119             9,330
   Infineon Technologies AG                        263             6,789
   KarstadtQuelle AG                               297             8,966
   Linde AG                                        198             8,437
   Metro AG                                         72             2,822
   MLP AG                                           92             7,265
   Muenchener Rueckversicherung                     78            22,319
   RWE AG                                          412            17,665
   SAP AG                                          177            25,523
   Schering AG                                     125             6,748
   Siemens AG                                      780            43,578
   ThyssenKrupp AG                                 332             4,567
   Volkswagen AG                                   288            13,305
                                                            ------------
                                                                 463,348
                                                            ------------

--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Ireland--1.2%

   Allied Irish Banks Plc                          872     $       9,187
   Bank of Ireland                                 975             9,214
   CRH Plc                                       1,086            18,530
   Elan Corp. Plc (A)                              311            17,674
   Irish Life & Permanent                          116             1,354
   Ryanair Holdings                                 59               620
                                                            ------------
                                                                  56,579
                                                            ------------
Italy--6.7%

   Alleanza Assicurazioni                          794             8,830
   Assicurazioni Generale                        1,009            32,181
   Autogrill SpA                                   340             3,781
   Autostrade Concessioni e Costruzioni
      Autostrade SpA                             1,268             8,832
   Banca di Roma SpA                             2,825             8,479
   Banca Fideuram SpA                              975             9,171
   Banca Monte del Paschi                        2,959             9,450
   Banca Nazionale del Lavoro                    3,077             8,993
   Benetton Group SpA                              642             8,904
   Bipop-Carire SpA                              1,965             6,276
   Bulgari SpA                                     797             9,247
   Enel SpA                                      2,751            18,487
   ENI SpA                                       2,476            30,093
   Fiat SpA                                        407             9,263
   Gruppo Editoriale L'Espresso SpA                 91               342
   IntesaBci SpA                                 4,044            12,880
   Luxottica Group SpA                             511             8,929
   Mediaset SpA                                    949             8,005
   Mediobanca SpA                                  754             8,630
   Mediolanum SPA                                  846             9,083
   Pirelli SpA                                   3,068             6,496
   San Paolo-IMI SpA                             1,129            13,988
   Telecom Italia SpA                            2,582            13,081
   Telecom Italia SpA RNC                        2,014            18,697
   TIM SpA                                       3,717            21,074
   Tiscali SpA (A)                                 533             3,466
   Unicredito Italiano SpA                       4,037            17,097
                                                            ------------
                                                                 313,755
                                                            ------------
Netherlands--8.3%

   ABN Amro Holding NV                           1,194            21,094
   Aegon NV                                        860            24,020
   Akzo Nobel NV                                   319            13,325
   ASML Holding NV (A)                             390             8,129
   Elsevier                                        676             8,246
   Heineken NV                                     137             5,408
   ING Groep NV                                  1,556            50,702
   Koninklijke Ahold NV                            595            17,878
   Koninklijke Philips Electronics NV            1,258            35,169
   Numico NV                                       234             8,550
   Royal Dutch Petroleum Company                 2,100       $   122,469
   Royal KPN NV (A)                                839             4,030
   TPG NV                                          439             8,916
   Unilever NV                                     607            36,142
   United Pan-Europe (A)                         1,773             2,079
   VNU NV                                          240             8,530
   Wolters Kluwer NV                               402            10,655
                                                             -----------
                                                                 385,342
                                                            ------------
Norway--0.9%

   DnB Holding ASA                               1,964             8,597
   Norsk Hydro ASA                                 209             8,862
   Orkla ASA                                       471             8,762
   Storebrand                                      475             3,690
   Tandberg ASA (A)                                267             3,886
   Telenor ASA                                   2,132             9,146
                                                            -----------
                                                                  42,943
                                                            ------------
Portugal--0.7%

   Banco Commercial Portugal                     2,393             9,234
   Brisa-Auto Estradas de Portugal SA              432             3,825
   Electricidade de Portugal                     3,534             9,339
   Portugal Telecom SGPS SA                      1,471            10,542
                                                            ------------
                                                                  32,940
                                                            ------------
Spain--4.0%

   Amadeus Global Travel                         1,357             8,573
   Autopistas Cesa                                  98               952
   Banco Bilbao Vizcaya Argentaria SA            3,258            39,881
   Banco Santander Central Hispano SA            3,981            35,008
   Endesa SA                                       852            13,904
   Iberdrola SA                                  1,001            13,156
   Repsol YPF SA                                   989            16,356
   Telefonica SA                                 4,133            50,340
   Union Fenosa SA                                 477             8,702
                                                             -----------
                                                                 186,872
                                                            ------------
Sweden--2.9%

   Assa Abloy AV                                   629             8,790
   Atlas Copco AB                                  186             3,947
   Electrolux AB                                   629             9,440
   Hennes & Mauritz AB                             350             6,505
   Nordea AB                                     2,360            13,214
   Sandvik AB                                      439             8,758
   Securitas AB                                    513             9,534
   Skandia Forsakrings AB                          824             7,599
   Skandinaviska Enskilda Banken (SEB)             501             4,573
   Skanska AB                                      913             8,420
   Svenska Handelsbanken                           308             4,492
   Telefonaktiebolaget Ericsson LM               7,105            38,444
   Telia AB                                        670             3,435
   Volvo AB                                        559             8,785
                                                            ------------
                                                                 135,936
                                                            ------------



--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Switzerland--10.3%

   ABB Ltd.                                        968      $     10,731
   Adecco SA                                        16               797
   Clariant AG                                     358             8,549
   Compagnie Financiere Richemont                    4             9,510
   Credit Suisse Group                             273            46,227
   Holcim Ltd.                                      44             8,622
   Kudelski SA (A)                                 125             8,539
   Logitech International SA                        12             3,668
   LONZA                                            15             8,927
   Nestle SA                                       380            81,394
   Novartis                                      2,826            98,323
   Roche Holding AG                                700            53,288
   Serono SA                                        10             9,436
   Swatch Group AG                                   4             3,830
   Swiss Re                                         12            25,141
   Swisscom AG                                      26             7,149
   Syngenta AG (A)                                  49             2,574
   Synthes-Stratec, Inc.                            16            10,161
   UBS AG                                        1,239            56,198
   Zurich Financial Services AG                     73            24,215
                                                            ------------
                                                                 477,279
                                                             -----------
United Kingdom--36.3%
   3I Group Plc                                    634             8,394
   Abbey National Plc                            1,268            19,951
   Amersham Plc                                     68               549
   Amvescap Plc                                    489             7,771
   ARM Holdings Plc (A)                          1,271             5,144
   AstraZeneca Plc                               1,730            85,901
   BAA Plc                                       1,192            11,552
   BAE Systems Plc                                 850             4,534
   Barclays Plc                                  1,623            48,136
   BG Group Plc                                  2,822            11,261
   BHP Billiton Plc                              2,022             9,452
   BOC Group Plc                                   452             6,281
   Boots Co. Plc                                   966             9,169
   BP Plc                                       22,147           184,175
   British Airways Plc                             111               543
   British American Tobacco Plc                  1,621            13,007
   British Land Co. Plc                          1,273             8,582
   British SKY Broadcasting Plc                    619             6,969
   British Telecommunications Plc                8,452            58,783
   Cable & Wireless Plc                          2,734            13,540
   Cadbury Schweppes Plc                         2,058            14,020
   Canary Wharf Group Plc (A)                      109               839
   Capita Group Plc                                590             4,019
   Centrica Plc                                  3,931            12,465
   CGNU Plc                                      1,921            27,104
   CMG PLC                                       1,489             5,533
   Compass Group Plc (A)                         1,800       $    13,455
   Daily Mail & General                            822             8,318
   Diageo Plc                                    3,669            37,702
   Dixons Group Plc                              2,673             8,733
   EMI Group Plc                                   278             1,744
   GKN Plc                                         908             9,201
   GlaxoSmithKline Plc                           6,103           176,308
   Granada Plc                                   1,800             4,040
   Great Universal Stores Plc                      998             8,875
   Halifax Group Plc                             1,902            22,038
   Hanson Plc                                    1,172             8,452
   Hays Plc                                      2,078             5,212
   Hilton Group Plc                              1,541             5,381
   HSBC Holdings Plc                             8,625            99,875
   Imperial Chemical Industries Plc                722             4,466
   Imperial Tobacco Group                          754             8,855
   International Power Plc (A)                     185               811
   Invensys Plc                                  5,358             6,491
   Johnson Matthey Plc                             563             8,184
   Kingfisher Plc                                1,530             8,700
   Land Securities Plc                             689             8,622
   Lattice Group Plc (A)                         2,822             6,626
   Legal & General Group Plc                     3,891             9,316
   Lloyds TSB Group Plc                          5,393            55,378
   Logica Plc                                      519             5,096
   Marconi Plc                                   2,221             3,165
   Marks & Spencer Plc                           2,808             9,895
   National Grid Group Plc                       1,917            12,978
   Next Plc                                        639             8,369
   P&O Princess Cruises Plc                        215             1,141
   Pearson Plc                                     640             9,787
   Prudential Plc                                2,327            28,720
   Railtrack Group Plc                           1,083             5,078
   Reckitt Benckiser Plc                           746            11,057
   Reed International Plc                          808             6,932
   Rentokil Initial Plc                          1,083             3,743
   Reuters Group Plc                             1,149            13,936
   Rio Tinto Plc                                   931            15,657
   Rolls Royce Plc                                 410             1,310
   Royal & Sun Alliance                          1,424            10,051
   Royal Bank of Scotland Group Plc              2,229            50,828
   Safeway Plc                                   1,631             8,310
   Sage Group Plc                                1,713             5,737
   Sainsbury (J) Plc                             1,246             7,281
   Scottish & Newcastle                          1,152             8,637
   Scottish & Southern Energy                    1,083            10,395
   Scottish Power Plc                            1,998            13,953
   Shell Transport & Trading                     9,740            82,387
   Six Continents Plc                              870             8,724



--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----


   Smith & Nephew Plc                            1,690     $       8,532
   Smiths Group Plc                                778             8,560
   Spirent Plc                                   2,197             5,919
   Telewest Communications (A)                   5,509             5,771
   Tesco Plc                                     8,008            28,648
   Unilever Plc                                  2,412            20,592
   United Utilities Plc                            548             5,077
   Vodafone Group Plc                           65,511           143,318
   Whitbread Plc                                   922             8,607
   WPP Group Plc                                   991            10,522
                                                             -----------
                                                               1,693,170
                                                            ------------

Total Foreign Common Stock

  (Cost $5,639,389)--100.4%                                    4,679,742
                                                             -----------


Foreign Preferred Stock

Germany--0.3%

   RWE AG                                          110     $       3,619
   Volkswagen AG                                   291             8,861
                                                            ------------

Total Foreign Preferred Stock

  (Cost $12,078)--0.3%                                            12,480
                                                            ------------


Foreign Rights

Spain--0.0%

   Autopistas Cesa                                  98                47
                                                            ------------

Total Foreign Rights (Cost $45)--0.0%                                 47
                                                            ------------

Total Investments

  (Cost $5,651,512)--100.7%                                    4,692,269

Liabilities in Excess of Other Assets,
  Net--(0.7%)                                                    (34,183)
                                                            ------------

Net Assets--100.0%                                            $4,658,086
                                                            ============


(A) Non-income producing security.

RNC  Risparmio Non-Convertible



--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                As of July 31, 2001, the European Index Fund's sector diversification was as follows:

                                                                                          Market                   % of
                               Sector Diversification                                      Value                Net Assets
                                                                                       -------------          --------------

                               Banks                                                       $748,610               16.1%
                               Telephones & Telecommunications                              598,260               12.8
                               Medical                                                      595,242               12.8
                               Petroleum & Fuel Products                                    588,124               12.6
                               Food, Beverage & Tobacco                                     416,440                8.9
                               Insurance                                                    379,378                8.1
                               Electronics                                                  225,550                4.8
                               Automotive                                                   121,182                2.6
                               Multimedia                                                   113,970                2.4
                               Retail                                                       112,184                2.4
                               Chemicals                                                     92,369                2.0
                               Diversified Manufacturing                                     92,216                2.0
                               Building & Construction Materials                             79,496                1.7
                               Computers                                                     64,746                1.4
                               Commerical Services                                           61,740                1.3
                               Finance                                                       50,303                1.1
                               Metals                                                        43,079                0.9
                               Printing                                                      43,023                0.9
                               Transportation                                                42,746                0.9
                               Airlines                                                      30,206                0.6
                               Cosmetics & Toiletries                                        28,005                0.6
                               Machinery                                                     23,525                0.5
                               Real Estate                                                   18,042                0.4
                               Paper & Related Products                                      17,182                0.4
                               Aerospace & Defense                                           14,961                0.3
                               Semiconductors                                                14,917                0.3
                               Household Products                                            11,057                0.3
                               Appliances                                                     9,441                0.3
                               Audio/Video                                                    9,248                0.2
                               Hotels & Motels                                                8,936                0.2
                               Textiles                                                       8,904                0.2
                               Venture Capital                                                8,394                0.2
                               Recreation                                                     8,266                0.2
                                                                                      -------------             --------

                               Total Foreign Common Stock                                 4,679,742              100.4
                               Total Foreign Preferred Stock                                 12,480                0.3
                               Total Foreign Rights                                              47                0.0
                                                                                      -------------             --------
                               Total Investments                                          4,692,269              100.7

                               Liabilities in Excess of Other Assets, Net                   (34,183)              (0.7)
                                                                                      -------------             --------

                               Net Assets                                               $ 4,658,086              100.0%
                                                                                      =============             ========

             Please See Accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Common Stock

Chemicals--0.2%

   Cabot Microelectronics Corp. (A)                100      $      7,025
                                                            ------------

Computers & Services--33.1%
   3Com Corp. (A)                                  300             1,470
   Acxiom Corp. (A)                                100             1,169
   Affiliated Computer Services, Inc., Cl A (A)    300            24,852
   Agile Software Corp. (A)                        100             1,204
   Akamai Technologies, Inc. (A)                   100               775
   Amazon.com, Inc. (A)                            500             6,245
   BEA Systems, Inc. (A)                           700            15,435
   Brocade Communications System (A)               400            13,164
   Cadence Design Systems, Inc. (A)                400             8,824
   Ceridian Corp. (A)                              900            15,561
   Checkfree Corp. (A)                             200             6,032
   Cisco Systems, Inc. (A)                      11,300           217,186
   CMGI, Inc. (A)                                  300               606
   CNET Networks, Inc. (A)                       1,200            13,200
   Cognos, Inc. (A)                                100             1,651
   Commerce One, Inc. (A)                          200               748
   Compaq Computer Corp.                         3,900            58,266
   Creative Technology Ltd.                        100               810
   Dell Computer Corp. (A)                       3,200            86,176
   DST Systems, Inc. (A)                           200             9,450
   Earthlink, Inc. (A)                             100             1,637
   eBay, Inc. (A)                                  400            25,028
   Electronic Arts, Inc. (A)                       300            17,076
   Electronic Data Systems Corp.                   400            25,540
   EMC Corp.-Mass (A)                            3,500            69,020
   Extreme Networks, Inc. (A)                      200             5,606
   Foundry Networks, Inc. (A)                      100             2,106
   Hewlett-Packard Co.                           2,300            56,718
   Homestore.com, Inc. (A)                         200             5,520
   I2 Technologies, Inc. (A)                       700             6,755
   Infospace, Inc. (A)                             200               418
   Inktomi Corp. (A)                               100               400
   International Business Machines Corp.         2,900           305,109
   Jabil Circuit, Inc. (A)                         800            26,000
   Macromedia, Inc. (A)                            100             1,720
   McData Corp., Cl A (A)                          403             7,315
   Quantum Corp.-DLT & Storage (A)                 200             1,940
   Register.com (A)                              1,600            21,568
   Sandisk Corp. (A)                               100             2,364
   Sun Microsystems, Inc. (A)                    4,700            76,563
   SunGard Data Systems, Inc. (A)                  400            10,908
   Symantec Corp. (A)                              100             4,821
   VeriSign, Inc. (A)                              700            38,227
   Veritas Software Corp. (A)                    1,100            46,651
   Vignette Corp. (A)                              400      $      3,176
   WebMD Corp. (A)                                 300             1,728
                                                            ------------
                                                               1,246,738
                                                            ------------
Data Processing--2.3%
   Automatic Data Processing                       600            30,570
   First Data Corp.                                800            55,456
                                                            ------------
                                                                  86,026
                                                            ------------
Electrical Services--4.0%
   Celestica, Inc. (A)                             500            24,125
   Flextronics International Ltd. (A)            1,700            46,223
   Sanmina Corp. (A)                             1,700            37,077
   SCI Systems Inc. (A)                          1,000            29,200
   Solectron Corp. (A)                             600            10,488
   Vishay Intertechnology, Inc. (A)                200             4,810
                                                            ------------
                                                                 151,923
                                                            ------------
Entertainment--7.1%

   AOL Time Warner, Inc. (A)                     5,900           268,155
                                                            ------------

Financial Services--0.2%
   Concord EFS, Inc. (A)                           100             5,738
   E*Trade Group, Inc. (A)                         400             2,592
                                                            ------------
                                                                   8,330
                                                            ------------
Miscellaneous Business Services--1.4%
   Exult, Inc. (A)                               1,100            14,685
   KPMG Consulting Inc. (A)                      1,800            25,128
   Paychex, Inc.                                   300            11,790
                                                             -----------
                                                                  51,603
                                                            ------------
Semiconductors/Instruments--23.7%

   Altera Corp. (A)                              1,600            48,096
   Amkor Technology, Inc. (A)                      200             3,640
   Analog Devices, Inc. (A)                      1,300            59,800
   Applied Materials, Inc. (A)                   1,400            64,204
   Applied Micro Circuits Corp. (A)                600            10,284
   ASM Lithography Holding N.V.,

      NY Shares                                    800            16,376
   Atmel Corp. (A)                                 700             7,007
   Avanex Corp. (A)                                100               696
   Cypress Semiconductor Corp. (A)                 200             5,456
   Fairchild Semiconductor
      International, Inc., Cl A (A)                100             2,385
   Finisar Corp. (A)                               200             2,286
   Globespan, Inc. (A)                             100             1,600
   Integrated Device Technology, Inc. (A)          200             7,370
   Intel Corp.                                  10,700           318,967
   International Rectifier Corp. (A)               100             3,734
   JDS Uniphase Corp. (A)                        3,460            31,970
   Kla-Tencor Corp. (A)                            800            43,512
   Lam Research Corp. (A)                          300             8,397
   Lattice Semiconductor Corp. (A)                 200             4,840


--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                Number of          Market
                                                Shares             Value
                                                ------             -----
   Maxim Integrated Products (A)                 1,165       $    53,788
   Micrel, Inc. (A)                                100             3,368
   Microchip Technology, Inc. (A)                  150             5,445
   Micron Technology, Inc. (A)                     400            16,800
   MRV Communications, Inc. (A)                    100               692
   Nvidia Corp. (A)                                100             8,090
   Oplink Communications, Inc. (A)                 500               970
   PMC - Sierra, Inc. (A)                          300             9,093
   Rambus, Inc. (A)                                100               784
   RF Micro Devices, Inc. (A)                      200             5,472
   STMicroelectronics N.V., NY Shares            1,500            47,760
   Texas Instruments, Inc.                       2,200            75,900
   Transwitch Corp. (A)                            100               824
   Triquint Semiconductor, Inc. (A)                100             2,265
   Xilinx, Inc. (A)                                500            20,000
                                                            ------------
                                                                 891,871
                                                            ------------
Software--17.1%

   Computer Associates International, Inc.         200             6,896
   Intuit, Inc. (A)                                400            13,752
   J.D. Edwards & Co. (A)                          100             1,275
   Mercury Interactive Corp. (A)                   500            19,330
   Microsoft Corp. (A)                           5,700           377,283
   National Instruments Corp. (A)                  100             3,566
   NETIQ Corp. (A)                                 100             3,299
   Oracle Corp. (A)                              8,800           159,104
   Peregrine Systems, Inc. (A)                     300             8,205
   Portal Software, Inc. (A)                       100               270
   Quest Software, Inc. (A)                        100             2,807
   Rational Software Corp. (A)                     300             5,136
   RealNetworks, Inc. (A)                          100               702
   Red Hat, Inc. (A)                               100               396
   Siebel Systems, Inc. (A)                      1,200            41,352
   Tibco Software, Inc. (A)                        200             1,810
                                                            ------------
                                                                 645,183
                                                            ------------

Telephones & Telecommunications--9.3%
   Advanced Fibre Communication (A)                100             2,525
   Amdocs Ltd. (A)                                 400            18,028
   American Tower Corp., Cl A (A)                  300             5,085
   CIENA Corp. (A)                               1,100            36,454
   Corvis Corp. (A)                                400             1,560
   Crown Castle International Corp. (A)            200             1,950
   Exodus Communications, Inc. (A)               2,200             2,574
   Juniper Networks, Inc. (A)                      600            15,414
   Lucent Technologies, Inc.                     1,400             9,380
   Motorola, Inc.                                3,000      $     56,070
   Newport Corp.                                   100             2,295
   Nokia Oyj Corp. ADR                             700            15,267
   Nortel Networks Corp.                         2,000            15,900
   Oni Systems Corp. (A)                         1,200            27,780
   Openwave Systems, Inc. (A)                      300             7,668
   Polycom, Inc. (A)                               100             2,545
   Qualcomm, Inc. (A)                            1,500            94,845
   Redback Networks (A)                            200             1,280
   Sonus Networks, Inc. (A)                      1,400            30,716
   Sycamore Networks, Inc. (A)                     500             3,500
                                                            ------------
                                                                 350,836
                                                            ------------

Travel Services--1.0%
   Sabre Holdings Corp. (A)                        800            39,328
                                                            ------------

Wholesale--0.1%

   Arrow Electronics, Inc. (A)                     100             2,675
   Avnet, Inc.                                     100             2,389
                                                            ------------
                                                                   5,064
                                                            ------------
Total Common Stock

(Cost $5,815,438)--99.5%                                       3,752,082
                                                            ------------

Unit Investment Trust
   (Cost $73,967)--2.0%
   Nasdaq 100 Share Index (A)                    1,800            75,168
                                                            ------------

Money Market Fund (Cost $26)--0.0%
   Reserve Investment Fund,
   Institutional Class                              26                26
                                                            ------------

Total Investments

   (Cost $5,889,431)--101.5%                                   3,827,276

Liabilities in Excess of

Other Assets, Net--(1.5%)                                        (55,928)
                                                            ------------

Net Assets--100.0%                                            $3,771,348
                                                            ============

(A)  Non-income producing security.
ADR  American Depository Receipt.
Cl  Class



             Please See Accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              35

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                TAX MANAGED GROWTH FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----

Common Stock

Aerospace & Defense--1.1%
   Boeing Co.                                      500      $     29,265
                                                            ------------

Apparel/Textiles--0.6%

   Cintas Corp.                                    300            15,051
                                                            ------------

Banks--3.7%

   Bank of New York, Inc.                          600            26,916
   Mellon Financial Corp.                          400            15,208
   Northern Trust Corp.                            100             6,380
   State Street Corp.                              600            32,262
   Wells Fargo & Co.                               400            18,424
                                                            ------------
                                                                  99,190
                                                            ------------
Beauty Products--4.1%
   Avon Products, Inc.                             400            18,556
   Colgate-Palmolive Co.                           500            27,100
   Gillette Co.                                    700            19,509
   Kimberly-Clark Corp.                            400            24,324
   Procter & Gamble Co.                            300            21,306
                                                            ------------
                                                                 110,795
                                                            ------------
Broadcasting, Newspapers &
Advertising--5.4%

   Clear Channel Communications (A)              1,100            64,460
   Interpublic Group Cos., Inc.                    800            21,896
   Omnicom Group                                   500            43,685
   WPP Group Plc ADR                               300            15,678
                                                            ------------
                                                                 145,719
                                                            ------------
Computers & Services--4.4%
   Cisco Systems, Inc. (A)                       2,400            46,128
   Dell Computer Corp. (A)                         700            18,851
   Hewlett-Packard Co.                             500            12,330
   Sun Microsystems, Inc. (A)                      200             3,258
   Symbol Technologies, Inc.                       600             7,446
   TMP Worldwide, Inc. (A)                         600            30,024
                                                            ------------
                                                                 118,037
                                                            ------------
Data Processing--2.1%
   Automatic Data Processing                       400            20,380
   First Data Corp.                                500            34,660
                                                             -----------
                                                                  55,040
                                                             -----------
Diversified Manufacturing--0.5%
   Illinois Tool Works                             200            12,600
                                                            ------------

Electrical Services--4.2%
   General Electric Co.                          2,400           104,400
   Molex, Inc., Cl A                               300             8,430
                                                            ------------
                                                                 112,830
                                                            ------------

Entertainment--4.5%

   AOL Time Warner, Inc. (A)                     1,700      $     77,265
   Walt Disney Co.                               1,600            42,160
                                                            ------------
                                                                 119,425
                                                            ------------
Environmental Services--0.6%
   Ecolab, Inc.                                    400            16,016
                                                            ------------

Financial Services--13.9%
   American Express Co.                            700            28,231
   Certegy, Inc. (A)                               200             6,604
   Charles Schwab Corp.                            800            11,992
   Citigroup, Inc.                               1,300            65,273
   Concord EFS, Inc. (A)                           100             5,738
   Equifax, Inc.                                   400             9,464
   Fannie Mae                                    1,200            99,900
   Franklin Resources, Inc.                        800            34,512
   Freddie Mac                                   1,600           109,504
                                                            ------------
                                                                 371,218
                                                            ------------
Food, Beverage & Tobacco--5.9%
   Anheuser-Busch Cos., Inc.                       600            25,986
   Coca-Cola Co.                                   700            31,220
   General Mills, Inc.                             400            17,592
   Pepsico, Inc.                                   900            41,967
   Sysco Corp.                                     800            21,472
   Wm. Wrigley Jr. Co.                             400            19,968
                                                            ------------
                                                                 158,205
                                                            ------------
Footwear--0.5%

   Nike, Inc., Cl B                                300            14,265
                                                            ------------

Household Products--0.4%
   Valspar Corp.                                   300            10,170
                                                            ------------

Insurance--4.3%

   AMBAC Financial Group, Inc.                     300            17,262
   American General Corp.                          400            18,500
   American International Group                    600            49,950
   Marsh & McLennan Cos.                           300            30,120
                                                            ------------
                                                                 115,832
                                                            ------------
Medical Products &Services--4.4%
   Amgen, Inc. (A)                                 200            12,542
   Guidant Corp. (A)                               400            12,752
   Johnson & Johnson                             1,200            64,920
   Medtronic, Inc.                                 600            28,818
                                                            ------------
                                                                 119,032
                                                            ------------


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                TAX MANAGED GROWTH FUND o SCHEDULE OF INVESTMENTS
                                 July 31, 2001
                                  (Unaudited)


                                                  Number of        Market
                                                  Shares           Value
                                                  ------           -----
Miscellaneous Business Services--1.4%
   DeVry, Inc. (A)                                 300      $     11,706
   Paychex, Inc.                                   300            11,790
   Robert Half International, Inc. (A)             500            13,025
                                                            ------------
                                                                  36,521
                                                            ------------
Pharmaceuticals--12.9%

   Abbott Laboratories                             400            21,436
   American Home Products Corp.                    500            30,155
   AstraZeneca Plc ADR                             200            10,090
   Bristol-Myers Squibb Co.                        600            35,484
   Eli Lilly & Co.                                 400            31,712
   GlaxoSmithKline Plc ADR                         313            18,079
   Merck & Co., Inc.                               800            54,384
   Pfizer, Inc.                                  2,000            82,440
   Pharmacia Corp.                                 600            26,772
   Schering-Plough Corp.                           900            35,145
                                                            ------------
                                                                 345,697
                                                            ------------
Printing &Publishing--1.1%
   McGraw-Hill Co.                                 500            30,685
                                                            ------------

Retail--9.9%

   Bed Bath & Beyond, Inc. (A)                     500            16,115
   CVS Corp.                                       300            10,803
   Dollar General Corp.                          1,000            19,630
   Family Dollar Stores                            400            11,964
   Home Depot, Inc.                                900            45,333
   McDonald's Corp.                                300             8,742
   Starbucks Corp. (A)                             600            10,824
   Tiffany & Co.                                   800            28,240
   Walgreen Co.                                    500            16,850
   Wal-Mart Stores, Inc.                         1,200            67,080
   Williams-Sonoma, Inc. (A)                       800            30,488
                                                            ------------
                                                                 266,069
                                                            ------------
Semiconductors/Instruments--7.9%

   Altera Corp. (A)                              1,100            33,066
   Analog Devices, Inc. (A)                        700            32,200
   Applied Materials, Inc. (A)                     400            18,344
   Applied Micro Circuits Corp. (A)                400             6,856
   Broadcom Corp., Cl A (A)                        200             8,726
   Intel Corp.                                     800            23,848
   Linear Technology Corp.                         800            34,864
   Maxim Integrated Products (A)                   400            18,468
   Texas Instruments, Inc.                         600            20,700
   Xilinx, Inc. (A)                                400            16,000
                                                            ------------
                                                                 213,072
                                                            ------------

Software--4.8%

   BMC Software, Inc. (A)                          400     $       8,000
   Computer Associates International, Inc.         300            10,344
   Intuit, Inc. (A)                                100             3,438
   Microsoft Corp. (A)                           1,300            86,047
   Oracle Corp. (A)                              1,100            19,888
                                                            ------------
                                                                 127,717

                                                            ------------
Telephones & Telecommunications--2.9%
   Corning, Inc.                                   700            10,962
   Nokia Oyj Corp. ADR                             200             4,362
   Telefonaktiebolaget LM Ericsson ADR           1,300             6,968
   Viacom, Inc., Cl B (A)                        1,000            49,800
   Vodafone Group Plc ADR                          200             4,310
                                                            ------------
                                                                  76,402
                                                            ------------
Trucking--0.6%

   Expeditors International Washington, Inc.       300            17,046
                                                            ------------

Total Common Stock

(Cost $2,719,521)--102.1%                                      2,735,899
                                                            ------------

Total Investments

(Cost $2,719,521)--102.1%                                      2,735,899

Liabilities in Excess of Other Assets--(2.1%)                    (55,517)
                                                            ------------

Net Assets--100.0%                                            $2,680,382
                                                            ============

(A)  Non-income producing security.
ADR  American Depository Receipt.
Cl  Class


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              37

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                      STATEMENTS OF ASSETS AND LIABILITIES
                                July 31, 2001
                                  (Unaudited)

                                                                 BOND                                                    EXTENDED
                                                                 INDEX            DOW 30             500 INDEX          MARKET INDEX
                                                                 FUND              FUND                FUND                FUND
                                                                 ----              ----                ----                ----
ASSETS

        Investments, at cost (A)                                 $   3,783,080    $ 147,223,785     $  15,554,139     $   6,954,883
                                                                 -------------    -------------     -------------     -------------

        Investments in securities, at market value (A)           $   3,882,819    $ 146,451,175     $  14,058,997     $   4,936,367
        Cash                                                             3,186             --             391,090           105,587
        Dividend and interest receivable                                68,531          102,677             9,064             2,048
        Receivable from Investment Manager

           and its affiliates (Note 3)                                   5,324             --               4,703             2,504
        Receivable for capital shares sold                              10,300           25,233            11,600             1,750
        Receivable for investment securities sold                         --            228,754            17,700               337
        Receivable from broker                                            --            132,651            53,650            29,990
        Variation margin receivable                                       --             17,460             2,240               330
                                                                 -------------    -------------     -------------     -------------
              TOTAL ASSETS                                           3,970,160      146,957,950        14,549,044         5,078,913
                                                                 -------------    -------------     -------------     -------------

LIABILITIES

        Dividends payable to shareholders                                  534              --                --                --
        Payable to custodian bank                                           --           95,572               --                --
        Payable for capital shares redeemed                              1,210          182,023             6,102               --
        Payable for investment securities purchased                         --           18,129               --                --
        Payable to Investment Manager

           and its affiliates (Note 3)                                      --           15,319               --                --
        Other accrued expenses                                          58,317           95,409            65,012            93,527
                                                                 -------------    -------------     -------------     -------------
             TOTAL LIABILITIES                                          60,061          406,452            71,114            93,527
                                                                 -------------    -------------     -------------     -------------

NET ASSETS                                                       $   3,910,099    $ 146,551,498     $  14,477,930     $   4,985,386
                                                                 =============    =============     =============     =============
        Net assets consist of:
        Paid-in-capital                                          $   3,781,065    $ 149,642,664     $  16,075,915
                                                                                                                      $   6,898,873

        Undistributed net investment income/
           (Distributions in excess of net
           investment income)                                               --           (1,552)           53,857            15,874
        Accumulated net realized gains (losses)
           from security transactions                                   29,295       (2,238,164)         (165,208)           87,875
        Net unrealized appreciation (depreciation) on
           investments and futures contracts                            99,739         (851,450)       (1,486,634)       (2,017,236)
                                                                 -------------    -------------     -------------     -------------
        Net assets, at value                                     $   3,910,099    $ 146,551,498     $  14,477,930     $   4,985,386
                                                                 =============    =============     =============     =============

        Shares of beneficial interest outstanding                      372,326       13,936,231         1,798,542           758,884
                                                                 =============    =============     =============     =============
        Net asset value, redemption price and
           offering price per share (Note 2)                     $       10.50    $       10.52     $        8.05     $        6.57
                                                                 =============    =============     =============     =============


(A) The Dow 30 Fund includes repurchase agreements amounting to $735,000.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                      STATEMENTS OF ASSETS AND LIABILITIES
                                July 31, 2001
                                  (Unaudited)


                                                                          ASIAN          EUROPEAN                       TAX MANAGED
                                                                          INDEX            INDEX         TECHNOLOGY       GROWTH
                                                                          FUND             FUND             FUND           FUND
                                                                          ----             ----             ----           ----

ASSETS

        Investments, at cost                                            $ 4,957,034     $ 5,651,512     $ 5,889,431     $ 2,719,521
                                                                        -----------     -----------     -----------     -----------

        Investments in securities, at market value                      $ 3,630,122     $ 4,692,269     $ 3,827,276     $ 2,735,899
        Cash, including foreign currency, at value                          238,377          92,792           5,726           5,659
        Dividend, foreign tax reclaim and interest receivable                 1,960           7,113              99              --
        Receivable from Investment Manager

           and its affiliates (Note 3)                                        6,215           8,897              --              --
        Receivable for capital shares sold                                       --              --           6,805           2,021
        Receivable for investment securities sold                                --              --          12,783              --
        Receivable from broker                                                6,047             133              --              --
        Variation margin receivable                                           4,708             420              --              --
                                                                        -----------     -----------     -----------     -----------

              TOTAL ASSETS                                                3,887,429       4,801,624       3,852,689       2,743,579
                                                                        -----------     -----------     -----------     -----------

LIABILITIES

        Payable for capital shares redeemed                                      --              --               689            --
        Payable for investment securities purchased                              --              --            14,760            --
        Payable to Investment Manager

           and its affiliates (Note 3)                                           --              --           1,828             128
        Other accrued expenses                                              121,350         143,538          64,064          63,069
                                                                        -----------     -----------     -----------     -----------

             TOTAL LIABILITIES                                              121,350         143,538          81,341          63,197
                                                                        -----------     -----------     -----------     -----------

NET ASSETS                                                              $ 3,766,079     $ 4,658,086     $ 3,771,348     $ 2,680,382
                                                                        ===========     ===========     ===========     ===========
        Net assets consist of:
        Paid-in-capital                                                 $ 5,419,151     $ 5,816,618     $ 7,262,143     $ 3,313,906
        Undistributed net investment income/
           (Accumulated net investment loss)                                 (7,921)         35,758         (20,115)         (3,487)
        Accumulated net realized losses
           from security transactions                                      (297,379)       (235,189)     (1,408,525)       (646,415)
        Net unrealized appreciation (depreciation) on
           investments and futures contracts                             (1,346,697)       (959,986)     (2,062,155)         16,378
        Net unrealized appreciation (depreciation) on
           foreign currency and translation of other assets
           and liabilities in foreign currency                               (1,075)            885              --              --
                                                                        -----------     -----------     -----------     -----------

        Net assets, at value                                            $ 3,766,079     $ 4,658,086     $ 3,771,348     $ 2,680,382
                                                                        ===========     ===========     ===========     ===========

        Shares of beneficial interest outstanding                           548,066         591,852         901,037         336,250
                                                                        ===========     ===========     ===========     ===========

        Net asset value, redemption price and
           offering price per share (Note 2)                            $      6.87     $      7.87     $      4.19     $      7.97
                                                                        ===========     ===========     ===========     ===========



             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
39

--------------------------------------------------------------------------------

                                                          TD WATERHOUSE TRUST

                                                       STATEMENTS OF OPERATIONS
                                                For the Six Months Ended July 31, 2001
                                                              (Unaudited)

                                                            Bond                                                        Extended
                                                            Index               Dow 30              500 Index         Market Index
                                                            Fund                 Fund                 Fund                Fund
                                                       --------------      --------------       --------------      --------------

INVESTMENT INCOME
       Interest Income                                  $      91,996       $      20,269        $          --       $          --
       Dividend Income                                             --           1,218,050               71,043              24,131
       Less: Foreign Taxes Withheld                                --                  --                 (430)                (82)
                                                       --------------      --------------       --------------      --------------

       TOTAL INVESTMENT INCOME                                 91,996           1,238,319               70,613              24,049
                                                       --------------      --------------       --------------      --------------

EXPENSES
       Investment management fees (Note 3)                      4,908             146,086               17,755               6,982
       Shareholder servicing fees (Note 3)                      4,090             182,610               14,796               5,818
       Transfer agent fees (Note 3)                               818              36,523                2,959               1,164
       Administration fees (Note 3)                             1,636                  --                5,919               2,327
       Registration fees                                       23,455              25,966               27,247              38,235
       Custody fees                                             5,941              42,596               22,658               8,542
       Professional fees                                       22,278              38,602               24,085              24,085
       Shareholder reports and mailing                          3,426              55,248                7,580               3,463
       Trustees' fees                                           2,630               3,840                2,630               2,630
       Other expenses                                           6,854               5,614                7,293               7,218
                                                       --------------      --------------       --------------      --------------

       TOTAL EXPENSES                                          76,036             537,085              132,922             100,464

       Fees waived/expenses reimbursed by the
          Investment Manager and its affiliates (Note 3)     (70,311)            (354,476)            (112,207)            (91,154)
                                                       --------------      --------------       --------------      --------------

       NET EXPENSES                                             5,725             182,609               20,715               9,310
                                                       --------------      --------------       --------------      --------------

       NET INVESTMENT INCOME                                   86,271           1,055,710               49,898              14,739
                                                       --------------      --------------       --------------      --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
ON INVESTMENTS
       Net realized gain (loss) from security transactions     26,225          (1,112,683)            (128,012)             73,149
       Net change in unrealized appreciation
          (depreciation) on investments                        20,403          (3,822,571)          (1,073,181)           (913,486)
       Net change in unrealized appreciation
          (depreciation) on futures contracts                      --             (89,100)              (2,193)              1,280
                                                       --------------      --------------       --------------      --------------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS                                        46,628          (5,024,354)          (1,203,386)           (839,057)
                                                       --------------      --------------       --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                          $    132,899       $  (3,968,644)       $  (1,153,488)      $    (824,318)
                                                       ==============      ==============       ==============      ==============



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                            STATEMENTS OF OPERATIONS
                     For the Six Months Ended July 31, 2001
                                   (Unaudited)

                                                            Asian              European                                Tax Managed
                                                            Index                Index             Technology            Growth
                                                            Fund                 Fund                 Fund                Fund
                                                       --------------      --------------       --------------      --------------


INVESTMENT INCOME
       Interest Income                                  $         727       $         338        $          --       $          --
       Dividend Income                                         29,699              69,907                2,942              11,139
       Less: Foreign Taxes Withheld                            (3,745)             (8,551)                 (35)                (52)
                                                       --------------      --------------       --------------      --------------

       TOTAL INVESTMENT INCOME                                 26,681              61,694                2,907              11,087
                                                       --------------      --------------       --------------      --------------

EXPENSES
       Investment management fees (Note 3)                      8,574               9,495               12,892               8,612
       Shareholder servicing fees (Note 3)                      5,359               5,935                4,604               3,312
       Transfer agent fees (Note 3)                             1,072               1,187                  921                 662
       Administration fees (Note 3)                             2,143               2,374                1,842               1,325
       Registration fees                                       38,790              38,891               33,636              28,752
       Custody fees                                            31,515              45,097                8,812               6,009
       Professional fees                                       24,085              24,085               20,398              20,298
       Shareholder reports and mailing                          2,079               2,079                3,800               1,573
       Trustees' fees                                           2,630               2,630                2,630               2,630
       Other expenses                                          10,250              10,430                7,114               6,919
                                                       --------------      --------------       --------------      --------------

       TOTAL EXPENSES                                         126,497             142,203               96,649              80,092

       Fees waived/expenses reimbursed by the
          Investment Manager and its affiliates (Note 3)    (114,065)            (128,435)             (73,627)            (65,518)
                                                       --------------      --------------       --------------      --------------

       NET EXPENSES                                            12,432              13,768               23,022              14,574
                                                       --------------      --------------       --------------      --------------

       NET INVESTMENT INCOME (LOSS)                            14,249              47,926              (20,115)             (3,487)
                                                       --------------      --------------       --------------      --------------

REALIZED AND UNREALIZED GAINS/(LOSSES)
ON INVESTMENTS
       Net realized loss from security transactions          (257,265)           (211,711)          (1,095,533)           (470,048)
       Net realized loss on foreign currency
          transactions                                         (4,068)            (16,422)                  --                  --
       Net change in unrealized appreciation
          (depreciation) on investments                      (436,768)           (806,236)            (465,342)            120,345
       Net change in unrealized depreciation
          on futures contracts                                (20,247)             (2,158)                  --                  --
       Net change in unrealized appreciation (depreciation)
          on forward foreign currency contracts, foreign
          currency, and translation of other assets and
          liabilities denominated in foreign currency          (1,575)              2,001                   --                 --
                                                       --------------      --------------       --------------      --------------

NET REALIZED AND UNREALIZED LOSSES
ON INVESTMENTS                                               (719,923)         (1,034,526)          (1,560,875)           (349,703)
                                                       --------------      --------------       --------------      --------------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                          $   (705,674)       $   (986,600)        $ (1,580,990)      $    (353,190)
                                                       ==============      ==============       ==============      ==============


             Please see accompanying notes to financial statements.



--------------------------------------------------------------------------------
                                                                              41

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         Bond Index Fund                              Dow 30 Fund


                                                  Six Months                          Six Months
                                                     Ended            Period             Ended          Period            Year
                                                   July 31,            Ended           July 31,          Ended            Ended
                                                     2001           January 31,          2001         January 31,      October 31,
                                                  (Unaudited)          2001*          (Unaudited)       2001**            2000
                                               ---------------    --------------    -------------    -------------    -------------

OPERATIONS:
       Net investment income                   $       86,271    $      51,629     $   1,055,710     $     551,133    $   2,254,928
       Net realized gain (loss) from security
          transactions                                 26,225            3,070        (1,112,683)        1,678,955       15,234,788
       Net change in unrealized appreciation
          (depreciation) on investments and
          futures contracts                            20,403           79,336        (3,911,671)       (2,975,603)     (11,108,775)
                                               --------------   --------------    --------------    --------------   --------------


Net increase (decrease) in net assets from
operations                                            132,899          134,035        (3,968,644)         (745,515)       6,380,941
                                               --------------   --------------    --------------    --------------   --------------


DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                     (86,271)         (51,629)       (1,067,268)         (541,127)      (2,264,934)
       From net realized gains on security
          transactions                                     --               --                --       (17,446,629)      (3,057,262)
                                               --------------   --------------    --------------    --------------   --------------



Total distributions to shareholders                   (86,271)         (51,629)       (1,067,268)      (17,987,756)      (5,322,196)
                                               --------------   --------------    --------------    --------------   --------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                    2,042,533        2,540,629        17,559,852         8,103,581       88,503,495
       Shares issued in reinvestment of dividends      86,131           51,193         1,069,955        17,976,993        5,322,196
       Payments for shares redeemed                  (838,933)        (100,488)      (20,889,144)      (14,204,742)    (109,491,695)
                                               --------------   --------------    --------------    --------------   --------------

Net increase (decrease) in net assets from capital
          share transactions                        1,289,731        2,491,334        (2,259,337)       11,875,832      (15,666,004)
                                               --------------   --------------    --------------    --------------   --------------



TOTAL INCREASE (DECREASE) IN
NET ASSETS                                          1,336,359        2,573,740        (7,295,249)       (6,857,439)     (14,607,259)

NET ASSETS:
       Beginning of period                          2,573,740               --       153,846,747       160,704,186      175,311,445
                                               --------------   --------------    --------------    --------------   --------------


       End of period                           $    3,910,099    $   2,573,740     $ 146,551,498     $ 153,846,747    $ 160,704,186
                                               ==============   ==============    ==============    ==============   ==============

Undistributed net investment income/
(Distributions in excess of
net investment income)                         $           --   $           --    $      (1,552)    $      10,006    $           --
                                               ==============   ==============    ==============    ==============   ==============


CAPITAL STOCK TRANSACTIONS
       Shares sold                                    196,505          252,906         1,689,027           760,780        8,195,894
       Shares issued for dividends reinvested           8,303            5,042           101,103         1,903,572          492,427
       Shares redeemed                                (80,665)          (9,765)       (1,986,401)       (1,331,320)     (10,094,133)
       Effect of reverse stock split                       --               --                --        (1,854,052)        (281,516)
                                               --------------   --------------    --------------    --------------   --------------


Net increase (decrease) in shares outstanding         124,143          248,183          (196,271)         (521,020)      (1,687,328)
                                               --------------   --------------    --------------    --------------   --------------


* The Fund commenced operations on August 31, 2000.
** The Dow 30 Fund changed its fiscal year end from October 31 to January 31.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 500 Index Fund                      Extended Market Index Fund


                                                          Six Months                               Six Months
                                                             Ended              Period                Ended              Period
                                                           July 31,              Ended              July 31,              Ended
                                                             2001             January 31,             2001             January 31,
                                                          (Unaudited)            2001*             (Unaudited)            2001*
                                                       ---------------      --------------      --------------      --------------


OPERATIONS:
       Net investment income                            $      49,898       $      17,705        $      14,739       $       6,335
       Net realized gain (loss) from security
          transactions                                       (128,012)            (25,648)              73,149              14,726
       Net change in unrealized depreciation
          on investments and futures contracts             (1,075,374)           (411,260)            (912,206)         (1,105,030)
                                                       --------------      --------------       --------------      --------------


Net decrease in net assets from operations                 (1,153,488)           (419,203)            (824,318)         (1,083,969)
                                                       --------------      --------------       --------------      --------------


DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                  --             (13,746)                  --              (5,200)
       From net realized gains on security
          transactions                                            --              (11,548)                  --                 --
                                                       --------------      --------------       --------------      --------------


Total distributions to shareholders                                --             (25,294)                  --              (5,200)
                                                       --------------      --------------       --------------      --------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                            7,325,713          11,034,874            1,037,318           6,116,663
       Shares issued in reinvestment of dividends                  --              24,709                   --               5,161
       Payments for shares redeemed                        (1,658,788)           (650,593)            (236,292)            (23,977)
                                                       --------------      --------------       --------------      --------------

Net increase in net assets from capital
          share transactions                                5,666,925          10,408,990              801,026           6,097,847
                                                       --------------      --------------       --------------      --------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                                               4,513,437           9,964,493              (23,292)          5,008,678

NET ASSETS:
       Beginning of period                                  9,964,493                  --            5,008,678                  --
                                                       --------------      --------------       --------------      --------------
       End of period                                    $  14,477,930       $   9,964,493        $   4,985,386       $   5,008,678
                                                       ==============      ==============       ==============      ==============

Undistributed net investment income                     $      53,857       $       3,959        $      15,874       $       1,135
                                                       ==============      ==============       ==============      ==============


CAPITAL STOCK TRANSACTIONS
       Shares sold                                            899,641           1,174,938              155,244             641,773
       Shares issued for dividends reinvested                      --               2,758                   --                 673
       Shares redeemed                                       (205,537)            (73,258)             (35,648)             (3,158)
                                                       --------------      --------------       --------------      --------------


Net increase (decrease) in shares outstanding                 694,104           1,104,438              119,596             639,288
                                                       ==============      ==============       ==============      ==============

* The Fund commenced operations on August 31, 2000.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              43

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                Asian Index Fund                         European Index Fund


                                                          Six Months                               Six Months
                                                             Ended              Period                Ended              Period
                                                           July 31,              Ended              July 31,              Ended
                                                             2001             January 31,             2001             January 31,
                                                          (Unaudited)            2001*             (Unaudited)            2001*
                                                       ---------------      --------------      --------------      --------------


OPERATIONS:
       Net investment income                            $      14,249       $       6,404        $      47,926       $       2,503
       Net realized loss from security
          transactions                                       (257,265)            (40,114)            (211,711)            (22,760)
       Net realized gain (loss) on foreign
          currency transactions                                (4,068)            (19,826)             (16,422)              1,751
       Net change in unrealized depreciation
          on investments and futures contracts               (457,015)           (889,682)            (808,394)           (151,592)
       Net change in unrealized appreciation
          (depreciation) on forward foreign
          currency contracts, foreign currency,
          and translation of other assets and
          liabilities denominated in foreign currency          (1,575)                500                2,001              (1,116)
                                                       --------------      --------------       --------------      --------------


Net decrease in net assets from operations                   (705,674)           (942,718)            (986,600)           (171,214)
                                                       --------------      --------------       --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                  --              (5,384)                  --                  --
       From net realized gains on security
          transactions                                             --                  --                   --                (718)
                                                       --------------      --------------       --------------      --------------


Total distributions to shareholders                                --              (5,384)                  --                (718)
                                                       --------------      --------------       --------------      --------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                              447,858           5,569,574              404,916           6,067,796
       Shares issued in reinvestment of dividends                  --               5,384                   --                 718
       Payments for shares redeemed                          (486,383)           (116,578)             (66,164)           (590,648)
                                                       --------------      --------------       --------------      --------------

Net increase (decrease) in net assets from capital
          share transactions                                  (38,525)          5,458,380              338,752           5,477,866
                                                       --------------      --------------       --------------      --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (744,199)          4,510,278             (647,848)          5,305,934

NET ASSETS:
       Beginning of period                                  4,510,278                  --            5,305,934                  --
                                                       --------------      --------------       --------------      --------------
       End of period                                    $   3,766,079       $   4,510,278        $   4,658,086       $   5,305,934
                                                       ==============      ==============       ==============      ==============

Undistributed net investment income/
(Accumulated net investment loss)                       $      (7,921)      $     (18,102)       $      35,758       $       4,254
                                                       ==============      ==============       ==============      ==============

CAPITAL STOCK TRANSACTIONS
       Shares sold                                             59,333             567,569               48,367             613,631
       Shares issued for dividends reinvested                      --                 619                   --                  77
       Shares redeemed                                        (66,181)            (13,274)              (7,923)            (62,300)
                                                       --------------      --------------       --------------      --------------


Net increase (decrease) in shares outstanding                  (6,848)            554,914               40,444             551,408
                                                       ==============      ==============       ==============      ==============


* The Fund commenced operations on August 31, 2000.



             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
44

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Technology Fund                       Tax Managed Growth Fund


                                                          Six Months                               Six Months
                                                             Ended              Period                Ended              Period
                                                           July 31,              Ended              July 31,              Ended
                                                             2001             January 31,             2001             January 31,
                                                          (Unaudited)            2001*             (Unaudited)            2001*
                                                       ---------------      --------------      --------------      --------------


OPERATIONS:
       Net investment loss                              $     (20,115)      $     (14,946)       $      (3,487)      $      (2,171)
       Net realized loss from security transactions        (1,095,533)           (253,341)            (470,048)           (176,367)
       Net change in unrealized appreciation
          (depreciation) on investments                      (465,342)         (1,596,813)             120,345            (103,967)
                                                       --------------      --------------       --------------      --------------


Net decrease in net assets from operations                 (1,580,990)         (1,865,100)            (353,190)           (282,505)
                                                       --------------      --------------       --------------      --------------


DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                                  --                  --                   --                  --
       From net realized gains on security
          transactions                                             --             (48,575)                  --                  --
                                                       --------------      --------------       --------------      --------------


Total distributions to shareholders                                --             (48,575)                  --                  --
                                                       --------------      --------------       --------------      --------------

CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                            1,448,366           6,361,017              115,927           3,223,896
       Shares issued in reinvestment of dividends                  --              48,079                   --                  --
       Payments for shares redeemed                          (481,119)           (110,330)             (20,327)             (3,419)
                                                       --------------      --------------       --------------      --------------

Net increase in net assets from capital share transactions    967,247           6,298,766               95,600           3,220,477
                                                       --------------      --------------       --------------      --------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                                                (613,743)          4,385,091             (257,590)          2,937,972

NET ASSETS:
       Beginning of period                                  4,385,091                  --            2,937,972                  --
                                                       --------------      --------------       --------------      --------------
       End of period                                    $   3,771,348       $   4,385,091        $   2,680,382       $   2,937,972
                                                       ==============      ==============       ==============      ==============

Accumulated net investment loss                         $     (20,115)      $          --        $      (3,487)      $          --
                                                       ==============      ==============       ==============      ==============


CAPITAL STOCK TRANSACTIONS
       Shares sold                                            319,777             698,769               14,518             324,596
       Shares issued for dividends reinvested                      --               7,318                   --                  --
       Shares redeemed                                       (107,210)            (17,617)              (2,464)               (400)
                                                       --------------      --------------       --------------      --------------


Net increase in shares outstanding                            212,567             688,470               12,054             324,196
                                                       ==============      ==============       ==============      ==============

* The Fund commenced operations on August 31, 2000.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              45

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Bond Index Fund

                                                                 Six Months
                                                                    Ended                               Period
                                                                  July 31,                               Ended
                                                                    2001                              January 31,
                                                                 (Unaudited)                            2001(B)
                                                               --------------                       -------------

PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period                     $        10.37                       $       10.00
                                                                --------------                       --------------

INVESTMENT OPERATIONS
       Net investment income                                              0.27(C)                             0.24(C)
       Net realized and unrealized gains
          on investments                                                  0.13                                0.37
                                                                --------------                       --------------

       TOTAL FROM INVESTMENT OPERATIONS                                   0.40                                0.61
                                                                --------------                       --------------

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net investment income                          (0.27)                              (0.24)
                                                                --------------                       --------------
       TOTAL DISTRIBUTIONS                                               (0.27)                              (0.24)
                                                                --------------                       --------------

Net asset value, end of period                                  $        10.50                       $       10.37
                                                                ==============                       ==============

RATIOS
       Ratio of net expenses to average net assets                        0.35%(A)                            0.15%
       Ratio of net investment income to
          average net assets                                              5.27%(A)                            2.39%
       Decrease reflected in above expense ratio
          due to waivers/reimbursements by the
          Investment Manager and its affiliates
          (Note 3)                                                        4.30%(A)                            2.24%

SUPPLEMENTAL DATA
       Portfolio turnover rate                                             19%                                   4%

       Total investment return (D)                                        3.93%                               6.19%

       Net assets, end of period                                $   3,910,099                        $   2,573,740
                                                               ==============                       ==============

       Average net assets                                       $   3,299,114                        $   2,161,257
                                                               ==============                       ==============


(A)  Annualized.
(B) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.
(C)  Based on average shares outstanding at each month end.
(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.



             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS
Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Dow 30 Fund


                                                Six Months
                                                   Ended             Period           Year               Year            Period
                                                 July 31,             Ended           Ended              Ended            Ended
                                                   2001            January 31,     October 31,        October 31,      October 31
                                                (Unaudited)         2001+(B)          2000+              1999+          1998+(D)
                                               --------------   --------------    --------------    --------------   --------------
PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period    $        10.89    $        12.37    $        12.30    $        9.86    $       10.07
                                               --------------   --------------    --------------    --------------   --------------

INVESTMENT OPERATIONS
       Net investment income                             0.08(C)           0.04(C)           0.15             0.16             0.09
       Net realized and unrealized gains (losses)
          on investments                                (0.37)            (0.28)             0.28             2.44            (0.21)
                                               --------------   --------------    --------------    --------------   --------------
       TOTAL FROM INVESTMENT
          OPERATIONS                                    (0.29)            (0.24)             0.43             2.60            (0.12)
                                               --------------   --------------    --------------    --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net investment income         (0.08)            (0.04)            (0.15)           (0.16)           (0.09)
       Distributions from realized gains on
          investments                                    --               (1.20)            (0.21)            --               --
                                               --------------   --------------    --------------    --------------   --------------


       TOTAL DISTRIBUTIONS                              (0.08)            (1.24)            (0.36)           (0.16)           (0.09)
                                               --------------   --------------    --------------    --------------   --------------
Net asset value, end of period                 $        10.52    $        10.89    $        12.37    $       12.30    $        9.86
                                               ==============   ==============    ==============    ==============   ==============

RATIOS
       Ratio of net expenses to average net assets       0.25%(A)          0.06%            0.25%             0.25%         0.25%(A)
       Ratio of net investment income to
        average net assets                               1.45%(A)          0.36%            1.28%             1.37%         1.48%(A)
       Decrease reflected in above expense ratio
        due to waivers/reimbursements by the
        Investment Manager and its affiliates
          (Note 3)                                       0.49%(A)          0.14%            0.43%             0.43%         0.55%(A)

SUPPLEMENTALDATA
       Portfolio turnover rate                             11%               8%               38%               47%              8%

       Total investment return (E)                      (2.70%)           (0.38%)           3.56%            26.72%          (1.19%)

       Net assets, end of period               $  146,551,498    $ 153,846,747     $ 160,704,186     $ 175,311,445    $  62,211,054
                                               ==============   ==============    ==============    ==============   ==============

       Average net assets                      $  147,299,154    $ 153,115,858     $ 175,715,409     $ 118,399,466    $  28,460,853
                                               --------------   --------------    --------------    --------------   --------------

(A)  Annualized.
(B) For the three month period ended January 31, 2000. The Dow 30 Fund changed its fiscal year end from October 31 to January 31. All ratios for the period have not been annualized.
(C)  Based on average shares outstanding at each month end.
(D)  The Fund commenced operations on March 31, 1998.
(E) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
+ Adjusted for a .983262 to 1 reverse stock split paid to shareholders of record on December 2, 1999 and a .88674 to 1 reverse stock split paid to shareholders of record on December 7, 2000.


             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              47

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS
Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                  500 Index Fund                     Extended Market Index Fund

                                                         Six Months                                 Six Months
                                                            Ended               Period                 Ended             Period
                                                          July 31,               Ended               July 31,             Ended
                                                            2001              January 31,              2001            January 31,
                                                         (Unaudited)            2001(B)             (Unaudited)          2001(B)
                                                       --------------      --------------       --------------      --------------
PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period             $         9.02      $        10.00       $        7.83       $      10.00
                                                        --------------      --------------       --------------      -------------

INVESTMENT OPERATIONS
       Net investment income                                      0.03(C)             0.02(C)             0.02(C)            0.01(C)
       Net realized and unrealized losses
          on investments                                         (1.00)              (0.97)              (1.28)             (2.17)
                                                        --------------      --------------       --------------      -------------


       TOTAL FROM INVESTMENT OPERATIONS                          (0.97)              (0.95)              (1.26)             (2.16)
                                                        --------------      --------------       --------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net investment income                    --                (0.02)                 --              (0.01)
       Distributions from realized gains on investments            --                (0.01)                 --                 --
                                                        --------------      --------------       --------------      -------------
       TOTAL DISTRIBUTIONS                                         --                (0.03)                 --              (0.01)
                                                        --------------      --------------       --------------      -------------

Net asset value, end of period                          $         8.05      $         9.02       $        6.57       $       7.83
                                                        ==============      ==============       ==============      =============

RATIOS
       Ratio of net expenses to average net assets                0.35%(A)            0.15%               0.40%(A)           0.17%
       Ratio of net investment income to
          average net assets                                      0.84%(A)            0.26%               0.63%(A)           0.14%
       Decrease reflected in above expense ratio
          due to waivers/reimbursements by the
          Investment Manager and its affiliates (Note 3)         1.90%(A)             0.69%               3.92%(A)           1.08%

SUPPLEMENTAL DATA
       Portfolio turnover rate                                     16%                  1%                  46%                21%

       Total investment return (D)                              (10.75%)             (9.47%)            (16.09%)           (21.55%)

       Net assets, end of period                          $  14,477,930       $   9,964,493        $   4,985,386       $  5,008,678
                                                         ==============      ==============       ==============      =============

       Average net assets                                 $  11,934,801       $   6,824,026        $   4,692,964       $  4,536,667
                                                         ==============      ==============       ==============      =============


(A)  Annualized.

(B) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(C)  Based on average shares outstanding at each month end.

(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.


             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------






                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                 Asian Index Fund                        European Index Fund

                                                         Six Months                                 Six Months
                                                            Ended               Period                 Ended             Period
                                                          July 31,               Ended               July 31,             Ended
                                                            2001              January 31,              2001            January 31,
                                                         (Unaudited)            2001(B)             (Unaudited)          2001(B)
                                                       --------------      --------------       --------------      --------------


PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period             $         8.13      $        10.00       $        9.62            $10.00
                                                         --------------      --------------       --------------      ------------

INVESTMENT OPERATIONS
       Net investment income                                      0.03(C)             0.01(C)             0.08(C)           0.01(C)
       Net realized and unrealized losses
         on investments                                          (1.29)              (1.87)              (1.83)            (0.39)
                                                         --------------      --------------       --------------      ------------


       TOTAL FROM INVESTMENT OPERATIONS                          (1.26)              (1.86)              (1.75)            (0.38)
                                                         --------------      --------------       --------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from net investment income                    --                (0.01)                --                 --
       Distributions from realized gains on investments            --                   --                 --              (0.00)(D)
                                                        --------------      --------------       --------------      ------------
       TOTAL DISTRIBUTIONS                                         --                (0.01)                --                --
                                                        --------------      --------------       --------------      ------------

Net asset value, end of period                          $         6.87      $         8.13       $        7.87       $      9.62
                                                        ==============      ==============       ==============      ============

RATIOS
       Ratio of net expenses to average net assets                0.58%(A)            0.24%               0.58%(A)            0.24%
       Ratio of net investment income to
        average net assets                                        0.66%(A)            0.14%               2.02%(A)            0.05%
       Decrease reflected in above expense ratio
        due to waivers/reimbursements by the
        Investment Manager and its affiliates (Note 3)            5.32%(A)            1.28%               5.41%(A)            1.50%

SUPPLEMENTAL DATA
       Portfolio turnover rate                                     26%                  0%                  28%                 13%

       Total investment return (E)                              (15.50%)            (18.62%)            (18.19%)             (3.78%)

       Net assets, end of period                        $   3,766,079       $   4,510,278        $   4,658,086       $   5,305,934
                                                       ==============      ==============       ==============      ==============

       Average net assets                               $   4,322,365       $   4,569,565        $   4,787,020       $   4,858,174
                                                       ==============      ==============       ==============      ==============

(A)  Annualized.

(B) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(C)  Based on average shares outstanding at each month end.

(D)  Amount represents less than $0.01 per share.

(E) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.



             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                              49

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                             Tax Managed
                                                                  Technology Fund                            Growth Fund

                                                         Six Months                                 Six Months
                                                            Ended               Period                 Ended             Period
                                                          July 31,               Ended               July 31,             Ended
                                                            2001              January 31,              2001            January 31,
                                                         (Unaudited)            2001(B)             (Unaudited)          2001(B)
                                                       --------------      --------------       --------------      --------------

PER SHARE OPERATING PERFORMANCE
       Net asset value, beginning of period             $         6.37      $        10.00       $        9.06       $     10.00
                                                        --------------      --------------       --------------      ------------

INVESTMENT OPERATIONS
       Net investment loss                                       (0.02)(C)           (0.03)(C)           (0.01)(C)         (0.01)(C)
       Net realized and unrealized losses
         on investments                                          (2.16)              (3.52)              (1.08)            (0.93)
                                                        --------------      --------------       --------------      ------------


       TOTAL FROM INVESTMENT OPERATIONS                          (2.18)              (3.55)              (1.09)            (0.94)
                                                        --------------      --------------       --------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
       Distributions from realized gains on investments             --               (0.08)                 --                --
                                                        --------------      --------------       --------------      ------------
       TOTAL DISTRIBUTIONS                                         --                (0.08)                --                --
                                                        --------------      --------------       --------------      ------------

Net asset value, end of period                           $        4.19       $        6.37       $        7.97        $     9.06
                                                        ==============      ==============       ==============      ============

RATIOS
       Ratio of net expenses to average net assets                1.25%(A)            0.52%               1.10%(A)          0.46%
       Ratio of net investment loss to
          average net assets                                     (1.09%)(A)          (0.36%)             (0.26%)(A)        (0.08%)
       Decrease reflected in above expense ratio
          due to waivers/reimbursements by the
          Investment Manager and its affiliates (Note 3)          4.00%(A)             0.74%               4.94%(A)         2.51%

SUPPLEMENTAL DATA
       Portfolio turnover rate                                     38%                 27%                  15%                7%

       Total investment return (D)                              (34.22%)            (35.53%)            (12.03%)           (9.40%)

       Net assets, end of period                        $   3,771,348       $   4,385,091        $   2,680,382       $   2,937,972
                                                       ==============      ==============       ==============      ==============

       Average net assets                               $   3,714,101       $   4,162,072        $   2,671,877       $   2,840,159
                                                       ==============      ==============       ==============      ==============



(A)  Annualized.

(B) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(C)  Based on average shares outstanding at each month end.

(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.



             Please see accompanying notes to financial statements.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                                  (UNAUDITED)



NOTE 1 -- ORGANIZATION

TD Waterhouse Trust (the "Trust") was organized as a Delaware business trust on August 6, 1999. The Trust is registered as an open-end, management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of eight funds (the "Funds"), which include the TD Waterhouse Bond Index Fund (the "Bond Index Fund"), TD Waterhouse Dow 30 Fund (the "Dow 30 Fund"), TD Waterhouse 500 Index Fund (the "500 Index Fund"), TD Waterhouse Extended Market Index Fund (the "Extended Market Index Fund"), TD Waterhouse Asian Index Fund (the "Asian Index Fund"), TD Waterhouse European Index Fund (the "European Index Fund"), TD Waterhouse Technology Fund (the "Technology Fund") and TD Waterhouse Tax Managed Growth Fund (the "Tax Managed Growth Fund"). Shares of the Trust are registered under the Securities Act of 1933, as amended. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Aggregate Bond Index. The Dow 30 Fund seeks to track the total return of the Dow Jones Industrial AverageSM before Fund expenses. The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index. The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Free Index in attempting to match the performance of that index. The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index. The Tax Managed Fund seeks long-term capital appreciation while minimizing taxable distributions to shareholders. Unlike the other Funds, the Technology and Tax Managed Growth Funds are not index funds.

The Dow 30 Fund commenced operations on March 31, 1998 and became part of the Trust on November 5, 1999. The other Funds commenced operations on August 31, 2000.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Share Valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share ("NAV").

Securities Valuation -- Each of the Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, the security is valued at the mean of the last bid and asked prices. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees of the Trust.

Foreign Securities -- Foreign securities are valued based upon quotations from the primary market in which they are traded. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of a Fund.


--------------------------------------------------------------------------------
                                                                              51

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                             (UNAUDITED)(CONTINUED)




Foreign Currency Translation -- The books and records of the Asian Index Fund and European Index Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Asian Index Fund and European Index Fund do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Forward Foreign Currency Contracts -- The Asian Index Fund and European Index Fund enter into forward foreign currency contracts in connection with either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. At July 31, 2001, there were no outstanding forward foreign currency contracts in the Asian Index Fund or European Index Fund.

Futures Contracts -- Each of the Funds may invest in financial futures contracts. The Funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Each of the Funds may purchase futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs. As of July 31, 2001, the following Funds had open futures contracts - long position:

                                                                                                Unrealized
                                                                 # of                          Appreciation
                                         Description           Contracts         Value        (Depreciation)     Expiration
                                        -------------------   -----------    ------------    --------------    --------------

       Dow 30 Fund                       DJIA Index               18           $1,895,400        $(78,840)      September 2001
       500 Index Fund                    S&P 500 Index             8              486,120           8,508       September 2001
       Extended Market Index Fund        Russell 1000 Index        2               63,980           1,280       September 2001
       Asian Index Fund                  Nikkei 300               12              227,730         (19,785)      September 2001
       European Index Fund               DJ Euro Stoxx 50          2               71,803            (743)      September 2001

Repurchase Agreements -- Each of the Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by TD Waterhouse Asset Management, Inc. (the "Investment Manager") or TD Investment Management, Inc. and T. Rowe Price (the "Investment Sub-Advisers"), subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

Investment Income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized and classified as interest income over the lives of the respective securities. Under the terms of the custody agreement, each Fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

Distributions to Shareholders -- Dividends arising from net investment income, if any, are declared daily and paid monthly by the Bond Index Fund and Dow 30 Fund. Dividends arising from net investment income for the remaining Funds, if any, will be declared and paid annually. Net realized short-term capital gain, if any, may be distributed during the year and net realized long-term capital gain, if any, is distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.




--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                             (UNAUDITED)(CONTINUED)


Securities Transactions -- Securities transactions are accounted for on the trade date. Realized gain and loss from securities transactions are recorded on a specific identification basis.

Expenses -- Expenses directly attributable to each Fund are charged to that Fund's operations. Expenses which are applicable to all Funds in the Trust are allocated on a pro rata basis.

Use of Estimates -- The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

Federal Income Taxes -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the period ended October 31) plus undistributed amounts from prior years.

Subsequent to October 31, 2000, the following Funds had recognized net capital and net foreign currency losses that have been deferred to 2001 for tax purposes and can be used to offset future capital and foreign currency gains at January 31, 2002. The Funds also had capital loss carryforwards at January 31, 2001, that can be used to offset future capital gains.

                                                           Post 10/31/00         Post 10/31/00         Capital Loss
                                                           Capital Loss          Currency Loss         Carryforwards
                                                             Deferral              Deferral          Expiring in 2009
                                                         ---------------       ---------------      ------------------

                  500 Index Fund                           $    26,496             $       --            $       --
                  Asian Index Fund                              16,310                 18,102                23,343
                  European Index Fund                           16,902                     --                    --
                  Technology Fund                              181,001                     --                    --
                  Tax Managed Growth Fund                      141,766                     --                34,601

The Asian Index Fund and European Index Fund may be subject to taxes imposed by countries in which they invest with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when the related income is earned.

Implementation of New Accounting Standards -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


--------------------------------------------------------------------------------
                                                                              53

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                             (UNAUDITED)(CONTINUED)




NOTE 3-- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES OF THE INVESTMENT MANAGER

Under the terms of an Investment Management Agreement with TD Waterhouse Asset Management, Inc. (the "Investment Manager"), a majority-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Fund, each Fund pays monthly an annual investment management fee, equal to a percentage of its average daily net assets. Additionally, the Investment Manager voluntarily limits each Fund's overall expense ratio to a specified percentage of average daily net assets on an annual basis. Thereafter, until August 31, 2002, each Fund, other than the Dow 30 Fund, is required to reimburse the investment manager for these expenses, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its net expenses to exceed the stated amount. The following represents the Investment Manager's annual rate of the investment management fee for each Fund and the overall expense ratio limitation currently in effect.

                                                   Annual
                                                 Investment
                                                 Management           Expense
                                                     Fee               Ratio
                                               --------------       -----------

           Bond Index Fund                          0.30%               0.35%
           Dow 30 Fund                              0.20%               0.45%*
           500 Index Fund                           0.30%               0.35%
           Extended Market Index Fund               0.30%               0.40%
           Asian Index Fund                         0.40%               0.58%
           European Index Fund                      0.40%               0.58%
           Technology Fund                          0.70%               1.25%
           Tax Managed Growth Fund                  0.65%               1.10%

         * For the period ended July 31, 2001, the Investment Manager limited expenses to 0.25%.

TD Investment Management Inc. ("TDIM") serves as Investment Sub-Adviser to the Bond Index Fund, 500 Index Fund, Extended Market Index Fund, Asian Index Fund, and European Index Fund. T. Rowe Price Associates, Inc. serves as Investment Sub-Adviser to the Technology Fund and the Tax Managed Growth Fund. The
Investment Manager, not the Funds, is responsible for compensating the Investment Sub-Advisers. The Dow 30 Fund does not have an Investment Sub-Adviser and is managed by the Investment Manager.

TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), an affiliate of the Investment Manager, has been retained under an Administration Agreement to perform certain administrative services for the Trust. For the administrative services rendered to the Trust, each Fund (except for the Dow 30 Fund) pays TD Waterhouse a monthly fee at an annual rate of 0.10% of its average daily net assets. The Investment Manager pays TDWaterhouse for administration services for the Dow 30 Fund.

TD Waterhouse has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Trust. The shareholder service plan adopted by the Trust provides that each Fund pays TD Waterhouse a monthly fee at an annual rate of 0.25% of its average daily net assets.

The Trust has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. (the "Transfer Agent"), an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services, each Fund pays the Transfer Agent a monthly fee at an annual rate of 0.05% of its average daily net assets.





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54

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                             (UNAUDITED)(CONTINUED)


For the six months ended July 31, 2001, the Investment Manager and its affilitates waived all of their fees for each Fund, other than the Dow 30 Fund, as follows:

                                             Investment                         Shareholder      Transfer
                                             Management     Administration        Service          Agent           Total
                                             Fee Waiver       Fee Waiver        Fee Waiver      Fee Waiver        Waiver
                                         ---------------- -----------------  --------------   -------------    -----------

            Bond Index Fund                 $   4,908         $   1,636        $    4,090       $     818      $  11,452
            Dow 30 Fund                       141,792                --           177,237          35,447        354,476
            500 Index Fund                     17,755             5,919            14,796           2,959         41,429
            Extended Market Index Fund          6,982             2,327             5,818           1,164         16,291
            Asian Index Fund                    8,574             2,143             5,359           1,072         17,148
            European Index Fund                 9,495             2,374             5,935           1,187         18,991
            Technology Fund                    12,892             1,842             4,604             921         20,259
            Tax Managed Growth Fund             8,612             1,325             3,312             662         13,911

Additionally, the Investment Manager and affiliates reimbursed the Bond Index Fund $58,859, the 500 Index Fund $70,778, the Extended Market Index Fund $74,863, the Asian Index Fund $96,917, the European Index Fund $109,444, the Technology Fund $53,368, and the Tax Managed Growth Fund $51,607.

As of July 31, 2001, affiliates of the Investment Manager owned 210,199 shares of the Bond Index Fund, 501,676 shares of the 500 Index Fund, 500,612 shares of the Extended Market Index Fund, 500,596 shares of the Asian Index Fund, 500,074 shares of the European Index Fund, 506,016 shares of the Technology Fund and 300,000 shares of the Tax Managed Growth Fund.

Each Trustee who is not an "interested person" as defined in the Act, who serves on the Board of Trustees/Directors of one or more investment companies in the "Fund Complex" (which includes the Trust, TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc.) receives, in the aggregate:

1.   a base annual retainer of $15,000, payable quarterly.

2. a supplemental annual retainer of $6,000, if serving on the Board of Trustees/Directors of two companies in the Fund Complex, and

3. an additional supplemental annual retainer of $2,500, if serving on the Board of Trustees/Directors of three companies in the Fund Complex, and

4.   a meeting fee of $3,000 for each meeting attended.

Compensation is allocated among the companies and among the respective funds.

The Dow 30 Fund placed all of its portfolio transactions with TD Waterhouse. There were no commissions paid to TD Waterhouse for the period ended July 31, 2001.

NOTE 4 -- MARKET RISK

Some countries in which the Asian Index Fund and European Index Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.




--------------------------------------------------------------------------------
                                                                              55

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                 NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2001
                             (UNAUDITED)(CONTINUED)


NOTE 5 --  INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, for the six months ended July 31, 2001 were as follows:

                                             Purchases               Sales
                                          -------------          -------------

         Bond Index Fund                     $        --          $         --
         Dow 30 Fund                          15,621,602            17,731,850
         500 Index Fund                        7,781,580             1,895,287
         Extended Market Index Fund            2,969,025             2,190,456
         Asian Index Fund                      1,071,941             1,249,421
         European Index Fund                   1,850,921             1,304,182
         Technology Fund                       2,448,795             1,466,686
         Tax Managed Growth Fund                 525,761               416,330

The Bond Index Fund purchased $1,874,080 and sold $602,203 in U.S. government securities, during the six months ended July 31, 2001.

The cost of portfolio investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes as of July 31, 2001. Accordingly, the aggregate gross unrealized appreciation/depreciation for each Fund as of July 31, 2001 was as follows:

                                                               Gross                 Gross            Net Unrealized
                                                            Unrealized            Unrealized           Appreciation/
                                                           Appreciation          Depreciation         (Depreciation)
                                                         ---------------       ---------------       -----------------

                  Bond Index Fund                        $     100,068       $           (329)        $      99,739
                  Dow 30 Fund                               15,338,926            (16,190,376)             (851,450)
                  500 Index Fund                               822,131             (2,308,765)           (1,486,634)
                  Extended Market Index Fund                   297,775             (2,315,011)           (2,017,236)
                  Asian Index Fund                              75,070             (1,421,767)           (1,346,697)
                  European Index Fund                          108,519             (1,068,505)             (959,986)
                  Technology Fund                              157,993             (2,220,148)           (2,062,155)
                  Tax Managed Growth Fund                      251,119               (234,741)               16,378



This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


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TDW #2218 Rev. 2/01